Registration Nos. 33-6836 and 811-04722
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 23 |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                              Amendment No. 25 |X|
                        (Check appropriate box or boxes.)

                             FMI MUTUAL FUNDS, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


       225 East Mason Street
       Milwaukee, Wisconsin                                   53202
   -------------------------------                            -----
(Address of Principal Executive Offices)                     (Zip Code)

                                 (414) 226-4555
              (Registrant's Telephone Number, including Area Code)

                                                            Copy to:
            Ted D. Kellner                               Richard L. Teigen
      Fiduciary Management, Inc.                          Foley & Lardner
        225 East Mason Street                        777 East Wisconsin Avenue
         Milwaukee, WI 53202                        Milwaukee, Wisconsin 53202
      --------------------------                    --------------------------
(Name and Address of Agent for Service)
                         ------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box)

[ ]      immediately upon filing pursuant to paragraph (b)

|X|      on October 31, 2002 pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a) (1)

[ ]      on  (date)  pursuant to paragraph (a) (1)

[ ]      75 days after filing pursuant to paragraph (a) (2)

[ ]      on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS
                                OCTOBER 31, 2002


                             FMI Mutual Funds, Inc.


                              FMI Provident Trust
                                 Strategy Fund


                            FMI Winslow Growth Fund

                            FMI Knappenberger Bayer
                              Emerging Growth Fund

                               FMI Woodland Small
                           Capitalization Value Fund

                              FMI Sasco Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS


PROSPECTUS                                                    OCTOBER 31, 2002


                             FMI Mutual Funds, Inc.

  FMI Mutual Funds, Inc. (the "FMI Funds") is a family of five no load mutual funds. Each of the FMI Funds invests mainly in common stocks of U.S. companies.

  The FMI Funds are:


  o  FMI Provident Trust Strategy Fund


  o  FMI Winslow Growth Fund

  o  FMI Knappenberger Bayer Emerging Growth Fund

  o  FMI Woodland Small Capitalization Value Fund

  o  FMI Sasco Contrarian Value Fund

  Please read this Prospectus and keep it for future reference. It contains important information, including information on how the FMI Funds invest and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FMI Mutual Funds, Inc.
225 East Mason Street
Milwaukee, Wisconsin  53202
(414) 226-4555

                               TABLE OF CONTENTS


QUESTIONS EVERY INVESTOR SHOULD ASK
  BEFORE INVESTING IN THE FMI FUNDS                                          1

FEES AND EXPENSES                                                           10

INVESTMENT OBJECTIVES AND STRATEGIES                                        12

MANAGEMENT OF THE FUNDS                                                     14

THE FUNDS' SHARE PRICE                                                      16

PURCHASING SHARES                                                           17

REDEEMING SHARES                                                            19

EXCHANGING SHARES                                                           21

DIVIDENDS, DISTRIBUTIONS AND TAXES                                          21

FINANCIAL HIGHLIGHTS                                                        22

SHARE PURCHASE APPLICATION                                          CENTERFOLD


QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE FMI FUNDS

1. WHAT ARE THE FMI FUNDS' GOALS?


   FMI PROVIDENT TRUST STRATEGY FUND (THE "STRATEGY FUND")



       The Strategy Fund (formerly known as FMI AAM Palm Beach Total Return
       Fund) seeks a combination of long-term growth of capital and income to achieve a high total return, while assuming reasonable risks.


   FMI WINSLOW GROWTH FUND (THE "GROWTH FUND")

       The Growth Fund seeks long-term growth of capital.

   FMI KNAPPENBERGER BAYER EMERGING GROWTH FUND (THE "EMERGING GROWTH FUND")

       The Emerging Growth Fund seeks long-term growth of capital.

   FMI WOODLAND SMALL CAPITALIZATION VALUE FUND (THE "SMALL CAP VALUE FUND")

       The Small Cap Value Fund seeks long-term growth of capital.

   FMI SASCO CONTRARIAN VALUE FUND (THE "CONTRARIAN VALUE FUND")

       The Contrarian Value Fund seeks long-term growth of capital.

2. WHAT ARE THE FMI FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


       Each of the FMI Funds invests mainly in common stocks of United States companies. However, the Strategy Fund, consistent with its investment objective, may also invest mainly in debt securities or in both common stocks and debt securities. Further, unlike the other FMI Funds, the Strategy Fund is a non-diversified portfolio and generally invests in fewer securities and/or industries than a diversified portfolio, which may result in its top ten holdings constituting 50% or more of its assets. The FMI Funds employ different investment strategies to achieve their investment objectives. Unlike many mutual fund families where most of the stock funds invest in substantially the same companies, each of the FMI Funds targets a different subset of the domestic stock market. While from time to time there will be some investments common to some or all of the FMI Funds, their portfolios and performance will vary significantly. Please read this Prospectus carefully to determine which of the FMI Funds best meets your investment objectives.



   FMI PROVIDENT TRUST STRATEGY FUND



       The Strategy Fund is our flexible fund. We anticipate that the Strategy Fund will invest mainly in common stocks most of the time. However, because it is a flexible fund, it may also invest mainly in bonds and other debt securities (such as notes, debentures, bills or money market instruments), or in both common stocks and debt securities. The Strategy Fund is not required to invest any minimum or maximum percentage of its assets in common stocks or any other type of security. The common stocks the Strategy Fund purchases are generally of smaller capitalization growth companies, mid-cap growth companies or large capitalization growth companies (companies having a market capitalization of $1 billion or more at the time of purchase). The debt securities the Strategy Fund purchases are primarily U.S. government securities or corporate debt securities rated A or better by a nationally recognized rating agency. The debt securities the Strategy Fund purchases usually have maturities of under 10 years. When implementing its asset allocation strategy, the Strategy Fund reviews the economic outlook, the direction in which inflation and interest rates are expected to move and the level of securities prices to determine the probability that common stocks as an asset class will perform better than debt securities of varying maturities. The Strategy Fund's investment strategy may result in high portfolio turnover.


   FMI WINSLOW GROWTH FUND


       The Growth Fund is one of our two "growth" funds. Our "growth" Funds invest in companies that have the potential for above-average future earnings growth. We believe investing in these companies provides an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Growth Fund generally invests in mid to large capitalization companies. These are companies having a market capitalization in excess of $3.0 billion at the time of purchase and generally are improving their financial returns. The Growth Fund's investment strategy may result in high portfolio turnover.


   FMI KNAPPENBERGER BAYER EMERGING GROWTH FUND


       The Emerging Growth Fund is our second "growth" fund. The Emerging Growth Fund differs from the Growth Fund in that it primarily invests in small capitalization companies and smaller mid-cap companies (i.e. companies having a market capitalization under $3.0 billion at the time of purchase). Like the Growth Fund, the Emerging Growth Fund invests in companies that have the potential for above-average future earnings growth. Most of these companies compete in new and emerging markets and often have exciting new products to offer. The portfolio manager of the Emerging Growth Fund looks for the "rising stars" in all industries. The Emerging Growth Fund also does not automatically sell proven performers if their market capitalization subsequently exceeds $3.0 billion, but generally will not add to its holdings of these companies. The Emerging Growth Fund's investment strategy may result in high portfolio turnover.


   FMI WOODLAND SMALL CAPITALIZATION VALUE FUND

       The Small Cap Value Fund is one of our two "value" funds. Our "value" funds invest in companies which our portfolio managers believe to be undervalued. We believe this investment approach has the potential to produce superior portfolio returns if the market ultimately recognizes that investments held by these Funds are undervalued. The Small Cap Value Fund primarily invests in small capitalization companies (i.e., companies having a market capitalization of $1.5 billion or less at the time of purchase). Our portfolio manager looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value.

   FMI SASCO CONTRARIAN VALUE FUND

       The Contrarian Value Fund is our second "value" fund. The Contrarian Value Fund differs from the Small Cap Value Fund in that it predominantly invests in larger small capitalization companies and mid-cap companies. These are companies having a market capitalization between $1.0 billion and $7.0 billion at the time of purchase. The portfolio manager of the Contrarian Value Fund looks for companies with restructuring and turnaround potential that are selling at a substantial discount to their private market value.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FMI FUNDS?

       Investors in the FMI Funds may lose money. There are risks associated with investments in the types of securities in which the FMI Funds invest. These risks include:


                                                       EMERGING                   SMALL                    CONTRARIAN
  STRATEGY FUND               GROWTH FUND              GROWTH FUND                CAP VALUE FUND           VALUE FUND
  -------------               -----------              -----------                --------------           ----------
o Market Risk                 o Market Risk            o Market Risk              o  Market Risk           o  Market Risk
o Growth                      o Growth                 o Smaller                  o  Smaller               o  Value
  Investing Risk                Investing Risk           Capitalization              Capitalization           Investing Risk
o Interest                    o High Portfolio           Companies Risk              Companies Risk
  Rate Risk                     Turnover Risk          o Growth                   o  Value
o Credit Risk                                            Investing Risk              Investing Risk
o Prepayment Risk                                      o High Portfolio
o Asset Allocation Risk                                  Turnover Risk
o Non-Diversification Risk
o High Portfolio
  Turnover Risk


   o MARKET RISK: The prices of the securities in which the FMI Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

   o SMALLER CAPITALIZATION COMPANIES RISK: The Small Cap Value Fund and the Emerging Growth Fund invest primarily in smaller capitalization companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.


   o GROWTH INVESTING RISK: Each of the Strategy Fund, the Growth Fund and the Emerging Growth Fund primarily invest in "growth" stocks. Our portfolio managers may be wrong in their assessments of a company's potential for growth and the stocks these Funds hold may not grow as our portfolio managers anticipate. From time to time "growth" investing falls out of favor with investors. During these periods, these Funds' relative performance may suffer.


   o VALUE INVESTING RISK: Each of the Small Cap Value Fund and the Contrarian Value Fund primarily invest in "value" stocks. Our portfolio managers may be wrong in their assessment of a company's value and the stocks these Funds hold may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During those periods, these Funds' relative performance may suffer.


   o INTEREST RATE RISK: At times, the Strategy Fund may invest primarily in debt securities. In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.



   o CREDIT RISK: At times, the Strategy Fund may invest primarily in debt securities. The issuers of the bonds and other debt securities held by the Strategy Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.



   o PREPAYMENT RISK: At times, the Strategy Fund may invest primarily in debt securities. The issuers of the bonds and other debt securities held by the Strategy Fund may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes.



   o ASSET ALLOCATION RISK: As a flexible fund, the Strategy Fund allocates its investments among various asset classes. The Strategy Fund's performance will be affected by its portfolio manager's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Strategy Fund invests. For example, the Strategy Fund's relative investment performance would suffer if only a small portion of the Strategy Fund's assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.



   o NON-DIVERSIFICATION RISK: The Strategy Fund is a non-diversified investment company. As such, it will likely invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Strategy Fund invests perform poorly, the Strategy Fund could incur greater losses than it would have had it invested in a greater number of securities.



   o HIGH PORTFOLIO TURNOVER RISK: The investment strategy of the Strategy Fund, the Growth Fund and the Emerging Growth Fund may result in high portfolio turnover. High portfolio turnover necessarily results in corresponding greater transaction costs (such as brokerage commissions or markups or markdowns), which the Funds must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.



       Because of these risks the FMI Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the FMI Funds.


4. HOW HAVE THE FMI FUNDS PERFORMED?


       The bar charts and tables that follow provide some indication of the risks of investing in the FMI Funds by showing changes in the performance from year to year of the Strategy Fund, the Growth Fund, the Emerging Growth Fund, the Small Cap Value Fund and the Contrarian Value Fund and how their average annual returns (before and after taxes) over various periods compare to the performance of various broad-based securities indexes. Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.



                       FMI PROVIDENT TRUST STRATEGY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                    1992                              10.39%
                    1993                              11.06%
                    1994                              -2.02%
                    1995                              23.19%
                    1996                              20.48%
                    1997                              30.04%
                    1998                              38.69%
                    1999                              25.12%
                    2000                             -16.28%
                    2001                             -18.16%



Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 24.02% (quarter ended December 31, 1998) and the lowest total return for a quarter was -11.67% (quarter ended December 31, 2000).



       The Fund's 2002 year to date total return is -16.59% (January 1, 2002 through the quarter ended September 30, 2002).



       For the 1992-1994 calendar years, Fiduciary Management, Inc. was the investment adviser to the Strategy Fund. For the 1995-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Strategy Fund. On October 15, 2001, Fiduciary Management, Inc. again became the investment adviser to the Strategy Fund.



       For the calendar years 1992-1994, the portfolio manager to the Strategy Fund was Fiduciary Management, Inc. For the calendar years 1995-2001, the portfolio manager to the Strategy Fund was Palm Beach Investment Advisers, LLC.



       AVERAGE ANNUAL TOTAL RETURNS                         PAST              PAST             PAST
(FOR THE PERIODS ENDING DECEMBER 31, 2001)                  YEAR            5 YEARS          10 YEARS
-----------------------------------------                   ----            -------          --------
Strategy Fund (before taxes)                               -18.16%            9.11%            10.67%
Strategy Fund (after taxes on distributions)(1)<F1>        -27.21%            4.25%             6.94%
Strategy Fund (after taxes on distributions
  and sale of Fund shares)(1)<F1>                           -1.62%            8.19%             8.66%
S&P 500(2)<F2>                                             -11.88%           10.70%            12.94%



 (1)<F1> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
 (2)<F2> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices. Reflects no deduction for fees, expenses or taxes.


                            FMI WINSLOW GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                    1996                              16.85%
                    1997                              22.40%
                    1998                              29.23%
                    1999                              19.07%
                    2000                             -10.24%
                    2001                             -14.98%



Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 29.76% (quarter ended December 31, 1998) and the lowest total return for a quarter was -19.96% (quarter ended September 30, 2001).



       The Fund's 2002 year to date total return is -30.15% (January 1, 2002 through the quarter ended September 30, 2002).



       For the 1996-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Growth Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Growth Fund.



       Since 1996, the portfolio manager to the Growth Fund has been Winslow Capital Management, Inc.



                                                                                          SINCE THE INCEPTION
       AVERAGE ANNUAL TOTAL RETURNS                          PAST             PAST             OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2001)                   YEAR           5 YEARS          (JULY 1, 1995)
-----------------------------------------                    ----           -------          --------------
 Growth Fund (before taxes)                                 -14.98%           7.53%               9.69%
 Growth Fund (after taxes on distributions)(1)<F3>          -14.98%           0.42%               4.06%
 Growth Fund (after taxes on distributions
   and sale of Fund shares)(1)<F3>                           -9.12%           4.68%               6.88%
 S&P 500                                                    -11.88%          10.70%              14.03%
 Russell 1000 Growth(2)<F4>                                 -20.42%           8.27%              11.36%



(1)<F3> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F4> The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Reflects no deduction for fees, expenses or taxes.


                  FMI KNAPPENBERGER BAYER EMERGING GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                    2000                              -3.89%
                    2001                             -16.37%



Note: During the two year period shown on the bar chart, the Fund's highest total return for a quarter was 26.16% (quarter ended December 31, 2001) and the lowest total return for a quarter was -28.06% (quarter ended September 30, 2001).



       The Fund's 2002 year to date total return is -36.63% (January 1, 2002 through the quarter ended September 30, 2002).



       For the 2000 calendar year, Resource Capital Advisers, Inc. was the investment adviser to the Emerging Growth Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Emerging Growth Fund.



       Since 2000, the portfolio manager to the Emerging Growth Fund has been KB Growth Advisors, LLC.



                                                                                   SINCE THE INCEPTION
       AVERAGE ANNUAL TOTAL RETURNS                                 PAST               OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2001)                          YEAR           (SEPTEMBER 30, 1999)
-----------------------------------------                           ----           --------------------
Emerging Growth Fund (before taxes)                               -16.37%                 1.94%
Emerging Growth Fund (after taxes on distributions)(1)<F5>        -16.37%                 1.73%
Emerging Growth Fund (after taxes on distributions
  and sale of Fund shares)(1)<F5>                                  -9.97%                 1.46%
Russell 2000 Growth Index(2)<F6>                                   -9.23%                -2.75%
Russell 2000 Index(3)<F7>                                           2.49%                 7.51%



(1)<F5> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F6> The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Reflects no deduction for fees, expenses or taxes.
(3)<F7> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks. Reflects no deduction for fees, expenses or taxes.


                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                    1997                              21.08%
                    1998                              -3.86%
                    1999                               0.05%
                    2000                               1.84%
                    2001                              16.49%



Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 22.26% (quarter ended December 31, 1998) and the lowest total return for a quarter was -24.09% (quarter ended September 30, 1998).



       The Fund's 2002 year to date total return is -11.06% (January 1, 2002 through the quarter ended September 30, 2002).



       For the 1997-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Small Cap Value Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Small Cap Value Fund.



       Since 1997, the portfolio manager to the Small Cap Value Fund has been Woodland Partners LLC.



                                                                                               SINCE THE INCEPTION
       AVERAGE ANNUAL TOTAL RETURNS                                 PAST           PAST             OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2001)                          YEAR         5 YEARS       (SEPTEMBER 16, 1996)
-----------------------------------------                           ----         -------       -------------------
Small Cap Value Fund (before taxes)                                16.49%         6.68%               8.06%
Small Cap Value Fund (after taxes on distributions)(1)<F8>         15.60%         6.22%               7.61%
Small Cap Value Fund (after taxes on distributions
  and sale of Fund shares)(1)<F8>                                  10.05%         5.24%               6.42%
Russell 2000 Index                                                  2.49%         7.52%               8.39%



(1)<F8> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.


                        FMI SASCO CONTRARIAN VALUE FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                    1998                              -9.07%
                    1999                              -0.68%
                    2000                              31.64%
                    2001                              11.84%



Note: During the four year period shown on the bar chart, the Fund's highest total return for a quarter was 17.68% (quarter ended December 31, 2000) and the lowest total return for a quarter was -17.29% (quarter ended September 30, 1998).



       The Fund's 2002 year to date total return is -15.63% (January 1, 2002 through the quarter ended September 30, 2002).



       For the 1998-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Contrarian Value Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Contrarian Value Fund.



       Since 1998, the portfolio manager to the Contrarian Value Fund has been Sasco Capital, Inc.



                                                                                SINCE THE INCEPTION
       AVERAGE ANNUAL TOTAL RETURNS                                 PAST            OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2001)                          YEAR        (DECEMBER 30, 1997)
-----------------------------------------                           ----        -------------------
Contrarian Value Fund (before taxes)                               11.84%              7.46%
Contrarian Value Fund (after taxes on distributions)(1)            11.77%              6.81%
Contrarian Value Fund (after taxes on distributions
  and sale of Fund shares)(1)<F9>                                   7.21%              5.70%
Russell Midcap Index(2)<F10>                                       -5.62%              7.45%



(1)<F9> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)<F10> The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index attempts to capture the performance of the medium-sized universe of common stocks. Reflects no deduction for fees, expenses or taxes.


FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the FMI Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                             EMERGING        SMALL
                                             STRATEGY        GROWTH          GROWTH          CAP              CONTRARIAN
                                             FUND            FUND            FUND            VALUE FUND       VALUE FUND
                                             --------        ------          --------        ----------       ----------
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     Percentage of offering price)           No Sales        No Sales        No Sales        No Sales         No Sales
                                             Charge          Charge          Charge          Charge           Charge
   Maximum Deferred Sales
     Charge (Load)                           No Deferred     No Deferred     No Deferred     No Deferred      No Deferred
                                             Sales Charge    Sales Charge    Sales Charge    Sales Charge     Sales Charge
   Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends And Distributions             No Sales        No Sales        No Sales        No Sales         No Sales
                                             Charge          Charge          Charge          Charge           Charge
   Redemption Fee(1)<F11>                    None            None            None            None             None
   Exchange Fee                              None            None            None            None             None

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                           1.00%           1.00%           1.00%           1.00%            1.00%
   Distribution and/or
     Service (12b-1) Fees                    0.00%           0.00%           0.00%           0.00%            0.00%
   Other Expenses                            2.06%           1.71%           0.75%           0.44%            1.68%
   Total Annual Fund
     Operating Expenses(2)<F12>              3.06%           2.71%           1.75%           1.44%            2.68%
   Expense Reimbursement(2)<F12>             1.86%           1.41%           0.45%           0.14%            1.38%
   Net Expenses                              1.20%           1.30%           1.30%           1.30%            1.30%



(1)<F11>  Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F12> During the fiscal year ended June 30, 2002, Fiduciary Management, Inc. reimbursed each Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed 1.30%. Fiduciary Management, Inc. has agreed to continue to reimburse each Fund (other than the Strategy Fund) to the extent necessary to insure that Total Annual Fund Operating Expenses do not exceed 1.30% until October 15, 2003. For the Strategy Fund, until October 15, 2003, Fiduciary Management, Inc. has agreed to reimburse the Fund for expenses in excess of 1.2% of the Fund's first $20,000,000 in average daily net assets; for expenses in excess of 1.1% of the Fund's next $10,000,000 in average daily net assets; for expenses in excess of 1.0% of the Fund's next $20,000,000 in average daily net assets; for expenses in excess of 0.9% of the Fund's next $50,000,000 in average daily net assets; and for expenses in excess of 0.8% of the Fund's average daily net assets in excess of $100,000.000.


EXAMPLE

  This Example is intended to help you compare the cost of investing in the FMI Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                    1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                                    ------        -------        -------        --------
FMI Provident Trust Strategy Fund                    $122           $771          $1,448         $3,259
FMI Winslow Growth Fund                              $132           $708          $1,312         $2,947
FMI Knappenberger Bayer Emerging Growth Fund         $132           $506            $905         $2,019
FMI Woodland Small Capitalization Value Fund         $132           $441            $772         $1,707
FMI Sasco Contrarian Value Fund                      $132           $702          $1,299         $2,919



This Example assumes the expense reimbursement obligations of the investment adviser are in effect for only the first year. Thereafter this Example does not reflect any expense reimbursement obligations.


INVESTMENT OBJECTIVES AND
STRATEGIES

GENERAL


  The Strategy Fund seeks a combination of long-term growth of capital and income to achieve a high total return, while assuming reasonable risks. The Growth Fund seeks long-term growth of capital. The Emerging Growth Fund seeks long-term growth of capital. The Small Cap Value Fund seeks long-term growth of capital. The Contrarian Value Fund seeks long-term growth of capital. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the FMI Funds might not appreciate and investors could lose money.



  The FMI Funds invest mainly in common stocks of United States companies. However, the Strategy Fund, consistent with its investment objective, may also invest mainly in debt securities (such as bonds, notes, debentures, bills, or money market instruments), or in both common stocks or debt securities. Each of the FMI Funds, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The FMI Funds will not be able to achieve their investment objectives of capital appreciation or growth to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. Also these investments will usually have a lower yield than the longer term debt securities in which the Strategy Fund may invest. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.



  All of our portfolio managers take a "focused" approach to investing. By "focused" we mean investing in a limited number of stocks. Usually each of the FMI Funds will hold stocks of less than 70 companies. They are not "closet indexers." ("Closet indexers" are portfolio managers that purport to actively manage a portfolio but actually manage it in such a way that its returns will be substantially similar to an index.)



  The Small Cap Value Fund and the Contrarian Value Fund do not attempt to achieve their investment objectives by active and frequent trading of common stocks. The investment strategies of the Strategy Fund, the Growth Fund and the Emerging Growth Fund may result in high portfolio turnover.



FMI PROVIDENT TRUST STRATEGY FUND



  The portfolio manager for the Strategy Fund utilizes a "top-down" investment approach when it determines the portion of the Strategy Fund's assets to be allocated to stocks and the portion to be allocated to bonds and other debt securities. The portfolio manager reviews the economic outlook, the direction in which inflation and interest rates are expected to move and the level of securities prices to determine the probability that common stocks as an asset class will perform better than debt securities of varying maturities.



  After the portfolio manager has determined the appropriate allocations among asset classes, it selects individual investments. When purchasing common stocks for the Strategy Fund, the portfolio manager takes a "bottom-up" approach to identifying companies that have the potential for above average growth. When purchasing bonds and other debt securities for the Strategy Fund, the portfolio manager takes a "top-down" approach to determine the desired maturity of the Fund's portfolio of debt securities and the allocation between U.S. government securities and corporate debt securities.


  The portfolio manager employs a sell discipline pursuant to which it will:

  o   Sell or reduce a position as part of its asset allocation process

  o   Sell an entire position when fundamentals are deteriorating


  o Reduce or sell an entire position when it reaches the portfolio manager's target price


FMI WINSLOW GROWTH FUND

  When purchasing stocks for the Growth Fund, the portfolio manager looks for companies having some or all of the following attributes:

  o  Consistent and sustainable future growth of revenue and earnings

  o  Low financial leverage with strong cash flow

  o  High return on equity/low debt-to-total capital

  o  Management focused on shareholder value

  o  Dominant market leader

  The portfolio manager takes a "bottom-up" investment approach when selecting investments for the Growth Fund. This means it bases investment decisions on company specific factors, not general economic conditions. The portfolio manager also employs a sell discipline pursuant to which it will:

  o  Trim back a position which exceeds 5% of the Growth Fund

  o  Sell an entire position when fundamentals are deteriorating

  o Reduce or sell an entire position when it finds a better investment to replace it

  o  Trim back a position after a strong relative price increase

FMI KNAPPENBERGER BAYER EMERGING GROWTH FUND

  When purchasing stocks for the Emerging Growth Fund, the portfolio manager identifies companies early in their public company existence. Most of these companies compete in new and emerging markets and often have exciting new products to offer. When selecting investments for the Emerging Growth Fund, the portfolio manager emphasizes a "bottom-up" approach to look for companies with long-term growth potential whose earnings the portfolio manager expects to grow at least 15% per year. The portfolio manager also emphasizes a sell discipline pursuant to which it will:

  o  Trim back a position which exceeds 5% of the Emerging Growth Fund

  o Reduce or sell an entire position when it finds a better investment to replace it

  o Sell all or substantially all of a position when fundamentals deteriorate or where there is a change in one or more factors which led to the original investment decision

FMI WOODLAND SMALL CAPITALIZATION VALUE FUND


  When purchasing stocks for the Small Cap Value Fund, the portfolio manager utilizes a "bottom-up" investment approach. The portfolio manager looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value. These companies typically include companies undergoing fundamental change through new management teams or different strategies.



  The portfolio manager employs a sell discipline pursuant to which it will:


  o Sell a position when the price of the stock exceeds the company's per share intrinsic value

  o Sell a position when it has diminished confidence that management will execute its stated strategy

FMI SASCO CONTRARIAN VALUE FUND

  When purchasing stocks for the Contrarian Value Fund, the portfolio manager utilizes a "bottom-up" investment approach. The portfolio manager looks for companies that both are selling at a substantial discount to their private market value and have restructuring and turnaround potential. The portfolio manager looks for companies where there is the potential for:


  o  Significant increase in earnings over a three-year period


  o  Significant price appreciation over a three-year period

  The portfolio manager employs a sell discipline similar to the sell discipline of the portfolio manager for the Small Cap Value Fund pursuant to which it will:

  o Sell a position when the price of the stock reaches the portfolio manager's target price

  o Sell a position when it has diminished confidence that management can execute the turnaround strategy

  o   Sell a position when key management departs

MANAGEMENT OF THE FUNDS

FIDUCIARY MANAGEMENT, INC. IS THE INVESTMENT ADVISER TO THE FUNDS.

  Fiduciary Management, Inc. (the "Adviser") is the investment adviser to each of the FMI Funds. The Adviser's address is:

        225 East Mason Street
        Milwaukee, Wisconsin  53202

  As the investment adviser to the Funds, the Adviser:

  o Provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the Funds

  o Develops the investment programs, selects portfolio managers and monitors the portfolio managers' investment programs and results


  During the last fiscal year, each of the Strategy Fund, the Growth Fund, the Emerging Growth Fund, the Small Cap Value Fund and the Contrarian Value Fund paid an annual investment advisory fee equal to 1.00% of its average net assets. Effective September 9, 2002 the Strategy Fund pays the Adviser an annual investment advisory fee equal to 0.75% of its average net assets (0.65% with respect to average net assets in excess of $30 million and less than or equal to $100 million and 0.60% with respect to average net assets in excess of $100 million). From July 1, 2001 to October 15, 2001, Resource Capital Advisers, Inc. was the investment adviser to the Funds and received its proportionate share of the annual investment advisory fee paid by the Funds for fiscal 2002. On October 15, 2001, Fiduciary Management, Inc. became the Funds' investment adviser and received its proportionate share of the annual investment advisory fee paid by the Funds for fiscal 2002.


  The Adviser was organized in 1980 and is an investment adviser to individuals and institutional clients. The Adviser is controlled by Ted D. Kellner.

EACH OF THE FUNDS HAVE DIFFERENT
PORTFOLIO MANAGERS

  The investment portfolio of each of the FMI Funds is managed by a different sub-adviser. We refer to the sub-advisers as "portfolio managers." Each portfolio manager has complete discretion to purchase and sell portfolio securities for the Fund for which it is acting as portfolio manager within such Fund's investment objectives, restrictions and policies, and specific strategies, if any, developed by the Adviser. The Adviser employs and terminates portfolio managers, subject to approval of the Board of Directors of the FMI Funds.


  The employment of a new portfolio manager for a Fund currently requires the prior approval of the shareholders of that Fund. The Fund may request an order of the Securities and Exchange Commission exempting the Fund from the requirement for shareholder approval of a new portfolio manager. The Securities and Exchange Commission might not grant the request. However, if an order is granted, the Fund will notify shareholders of any change in its portfolio manager.



  The Adviser pays the fees of each portfolio manager. These fees are based on a percentage of Fund assets under management; there are no performance or incentive fees. The portfolio managers for all of the FMI Funds (other than the Strategy Fund) receive a fee equal to 0.75% of the average net assets of the Fund for which it serves as portfolio manager. The portfolio manager for the Strategy Fund receives a fee equal to 0.60% of the average net assets of the Fund (0.50% with respect to the average net assets in excess of $30 million).


  In selecting portfolio managers, the Adviser evaluates quantitatively and qualitatively the portfolio manager's skills and results in managing assets for specific asset classes, investment styles and strategies. The Adviser evaluates the risks and returns of the portfolio managers' investment style over an entire market cycle. The Adviser does not consider short-term investment performance, by itself, to be a controlling factor in selecting or terminating a portfolio manager.


FMI PROVIDENT TRUST STRATEGY FUND



  Provident Trust Company is the portfolio manager to the Strategy Fund. Its address is:



        N27 W23957 Paul Road
        Suite 204
        Pewaukee, WI  53072



  Provident Trust Company (or its immediate predecessor) has managed equity and fixed income portfolios for individual and institutional clients since January 1999, and, as of September 30, 2002, managed approximately $360 million in assets. J. Scott Harkness, President of Provident Trust Company, is primarily responsible for the day-to-day management of the Strategy Fund's portfolio. Mr. Harkness has been employed by Provident Trust Company or its immediate predecessor as President since January 1999. Provident Trust Company is controlled by J. Scott Harkness. Prior to January 1999, Mr. Harkness was employed as the Chief Investment Officer of Firstar Investment Research & Management Company.


FMI WINSLOW GROWTH FUND

  Winslow Capital Management, Inc. is the portfolio manager to the Growth Fund. Its address is:

        4720 IDS Tower
        80 South Eighth Street
        Minneapolis, MN  55402


  Winslow Capital Management, Inc. has been an investment adviser since 1992, and as of September 30, 2002 managed approximately $650 million in assets. The investment team of Winslow Capital Management, Inc., is jointly and primarily responsible for the day-to-day management of the Growth Fund's portfolio. Mr. Winslow has served as President, Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. Winslow Capital Management, Inc. is controlled by Clark J. Winslow.


FMI KNAPPENBERGER BAYER EMERGING GROWTH FUND

  KB Growth Advisors, LLC is the portfolio manager to the Emerging Growth Fund. It's address is:

        601 Carlson Parkway
        Suite 950
        Minnetonka, MN  55305


  KB Growth Advisors, LLC has been an investment adviser since 1998, and as of September 30, 2002 managed approximately $110 million in assets. Gail M. Knappenberger, Chairman and Chief Executive Officer of KB Growth Advisors, LLC, is primarily responsible for the day-to-day management of the Emerging Growth Fund's portfolio. Mr. Knappenberger has served as Chairman and Chief Executive Officer of KB Growth Advisors, LLC since its inception in 1998. Prior to that time, he was Executive Vice President and a portfolio manager of Winslow Capital Management, Inc. from 1993 to 1998. KB Growth Advisors, LLC is controlled by Gail M. Knappenberger.


FMI WOODLAND SMALL CAPITALIZATION VALUE FUND

  Woodland Partners LLC is the portfolio manager to the Small Cap Value Fund. Its address is:

     60 South Sixth Street
     Suite 3750
     Minneapolis, MN  55402


  Woodland Partners LLC has been an investment adviser since 1996, and as of September 30, 2002, managed approximately $244 million in assets. Richard W. Jensen and Elizabeth M. Lilly are primarily responsible for the day-to-day management of the Small Cap Value Fund's portfolio. Mr. Jensen and Ms. Lilly each have been portfolio managers of Woodland Partners LLC since 1996. Woodland Partners LLC is owned in equal parts by Richard W. Jensen and Elizabeth M. Lilly.


FMI SASCO CONTRARIAN VALUE FUND

  Sasco Capital, Inc. is the portfolio manager to the Contrarian Value Fund. Its address is:

        10 Sasco Hill Road
        Fairfield, CT  06824


  Sasco Capital, Inc. has been an investment adviser since 1985, and as of September 30, 2002 managed approximately $1.15 billion in assets. Bruce Bottomley and Daniel Leary are primarily responsible for the day-to-day management of the Contrarian Value Fund's portfolio. They have been portfolio managers and Managing Directors of Sasco Capital, Inc. since its inception in 1986. Sasco Capital, Inc. is owned by Hoda Bibi, Bruce Bottomley and Daniel Leary.


THE FUNDS' SHARE PRICE

  The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. They will process purchase and redemption orders that they receive AFTER the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

   1.  Read this Prospectus carefully.

   2. Determine how much you want to invest keeping in mind the following minimums:

       A.  NEW ACCOUNTS
           o   All accounts                           $1,000

       B.  EXISTING ACCOUNTS
           o   Dividend
                 reinvestment                     No Minimum
           o   Automatic
                 Investment Plan                      $   50
           o   All other accounts                     $  100

   3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311 or 1-414-765-4124.


   4. Make your check payable to the full name of the FMI Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.


   5.  Send the application and check to:

       BY FIRST CLASS MAIL


           FMI Funds
           c/o U.S. Bancorp
           Fund Services, LLC
           P.O.  Box 701
           Milwaukee, WI 53201-0701


       BY OVERNIGHT DELIVERY SERVICE OR
       EXPRESS MAIL


           FMI Funds
           c/o U.S. Bancorp Fund Services, LLC
           3rd Floor
           615 East Michigan Street
           Milwaukee, WI 53202-5207


   PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

   If you wish to open an account by wire, please call 1-800-811-5311 or 1-414-765-4124 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:

           U.S. Bank, N.A.
           777 East Wisconsin Avenue
           Milwaukee, WI 53202
           ABA #042000013


           CREDIT:
           U.S. Bancorp Fund Services, LLC
           Account #112-952-137


           FURTHER CREDIT:
           (name of Fund to be purchased)
           (shareholder registration)
           (shareholder account number,
           if known)

  You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the FMI Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

  The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

  o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

  o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

  o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) receipt of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

  The Funds may reject any Purchase Application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Funds have not been registered for sale outside of the United States.

  The Funds will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Funds will send investors a written confirmation for all purchases of shares, whether or not evidenced by certificates.


  The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer the following retirement plans:



  o  Traditional IRA
  o  Roth IRA
  o  Coverdell Education Savings Account
  o  SEP-IRA
  o  Simple IRA
  o  401(k) Plan
  o  403 (b)(7) Custodial Accounts


  Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-811-5311. The FMI Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o   the name of the Fund(s)

       o   account number(s)

       o   the amount of money or number of shares being redeemed

       o   the name(s) on the account

       o   daytime phone number


       o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-811-5311 or 1-414-765-4124 if you have any questions.


   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. If there are certificates representing your shares, enclose the certificates and execute a stock power exactly as your shares are registered.

   4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

       o The redemption proceeds are to be sent to an address other than the address of record

       o The redemption request is made within 30 days after an address change.

       A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   5.  Send the letter of instruction to:

       BY FIRST CLASS MAIL


           FMI Funds
           c/o U.S. Bancorp
           Fund Services, LLC
           Shareholder Services Center
           P. O. Box 701
           Milwaukee, WI  53201-0701


       BY OVERNIGHT DELIVERY SERVICE OR
       EXPRESS MAIL


           FMI Funds
           c/o U.S. Bancorp Fund Services, LLC
           3rd Floor
           615 East Michigan Street
           Milwaukee, WI  53202-5207


  PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH
SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

  The redemption price per share you receive for redemption requests is the next determined net asset value after:


  o U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.


  o A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS


  o U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.



  o If you request in the letter of instruction, U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price.
     U.S. Bancorp Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.


  o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Funds, shareholders should consider the following:

  o  The redemption may result in a taxable gain.

  o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

  o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).


  o The Funds reserve the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if they believe it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a Servicing Agent cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.


  o If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

  o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

EXCHANGING SHARES


  Shares of any of the FMI Funds may be exchanged for shares of any other FMI Fund as well as for shares of FMICommon Stock Fund, FMI Focus Fund, FMILarge Cap Fund and First American Prime Obligations Fund at their relative net asset values. FMICommon Stock Fund, FMI Focus Fund and FMILarge Cap Fund are other mutual funds advised by the Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Neither U.S. Bancorp Fund Services, LLC nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


HOW TO EXCHANGE SHARES


  1. Read this Prospectus and, if applicable, the prospectuses for FMI Common Stock Fund, FMIFocus Fund, FMI Large Cap Fund or First American Prime Obligations Fund carefully.


  2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.


  3. Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


DIVIDENDS, DISTRIBUTIONS AND
TAXES

  Each of the FMI Funds distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

  o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

  o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

  o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

  o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.


  You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-811-5311.



  Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Growth Fund, the Emerging Growth Fund, the Small Cap Value Fund and the Contrarian Value Fund expect that their distributions generally will consist primarily of long-term capital gains. The Strategy Fund expects that its distributions will consist of both ordinary income and long-term capital gains.


FINANCIAL HIGHLIGHTS


  The financial highlights tables are intended to help you understand a Fund's financial performance for the past five fiscal years of operations for the Strategy Fund, the Growth Fund and the Small Cap Value Fund and for the period of its operations for each of the Emerging Growth Fund and the Contrarian Value Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.



                                                           STRATEGY FUND

                                                                                YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                         ------         ------         ------         ------         ------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                       $14.02         $23.59         $23.36         $21.50         $16.86

Income from investment operations:
   Net investment income (loss)(1)<F13>                    0.06          (0.04)         (0.13)          0.10           0.23
   Net realized and unrealized (losses) gains
     on investments                                       (1.33)         (5.64)          4.11           4.28           5.19
                                                         ------         ------         ------         ------         ------
Total from investment operations                          (1.27)         (5.68)          3.98           4.38           5.42

Less distributions:
   Dividends from net investment income                      --             --          (0.02)         (0.17)         (0.25)
   Distributions from net realized gains                  (6.71)         (3.89)         (3.73)         (2.35)         (0.53)
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (6.71)         (3.89)         (3.75)         (2.52)         (0.78)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $ 6.04         $14.02         $23.59         $23.36         $21.50
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total investment return                                  (15.7%)        (27.0%)         20.8%          21.7%          33.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                      1,765         12,265         24,186         25,002         25,454
Ratio of expenses (after reimbursement)
  to average net assets(2)<F14>                            1.3%           1.3%           1.3%           1.3%           1.3%
Ratio of net investment income (loss)
  to average net assets(3)<F15>                            0.6%          (0.1%)         (0.6%)          0.4%           1.2%
Portfolio turnover rate                                  161.7%         120.3%          46.7%          32.9%          38.4%



(1)<F13> In 2002, net investment income per share is calculated using average shares outstanding. In prior years, net investment (loss) income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F14> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2002, 2001, 2000, 1999 and 1998, as follows; 3.0%, 1.6%, 1.4%, 1.4% and 1.4%, respectively.
(3)<F15> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2002, 2001, 2000, 1999 and 1998, as follows; (1.1%), (0.4%), (0.7%), 0.3% and 1.1%, respectively.


                                  GROWTH FUND


                                                                            FOR THE YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                         ------         ------         ------         ------         ------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $ 5.07         $11.62         $15.60         $17.85         $13.92

Income from investment operations:
   Net investment loss(1)<F16>                            (0.03)         (0.05)         (0.08)         (0.18)         (0.15)
   Net realized and unrealized (losses) gains
     on investments                                       (1.12)         (1.94)          2.52           1.15           4.71
                                                         ------         ------         ------         ------         ------
Total from investment operations                          (1.15)         (1.99)          2.44           0.97           4.56

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distributions from net realized gains                     --          (4.56)         (6.42)         (3.22)         (0.63)
                                                         ------         ------         ------         ------         ------
Total from distributions                                     --          (4.56)         (6.42)         (3.22)         (0.63)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $ 3.92         $ 5.07         $11.62         $15.60         $17.85
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total investment return                                  (22.5%)        (20.5%)         22.5%           8.0%          33.9%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                      4,144          5,860         12,151         43,374         56,594
Ratio of expenses (after reimbursement)
  to average net assets(2)<F17>                            1.3%           1.3%           1.3%           1.3%           1.3%
Ratio of net investment loss
  to average net assets(3)<F18>                           (0.7%)         (0.7%)         (0.7%)         (0.7%)         (0.9%)
Portfolio turnover rate                                   70.6%         112.0%         123.9%          86.3%          93.3%



(1)<F16> In 2002, 2001 and 2000, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F17> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2002, 2001 and 2000, 2.7%, 1.9% and 1.5%, respectively.
(3)<F18> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2002, 2001 and 2000, (2.1%), (1.3%) and (0.9%), respectively.


                              EMERGING GROWTH FUND


                                                                              FOR THE YEARS ENDED
                                                                                  JUNE 30,               FOR THE PERIOD FROM
                                                                             ---------------------  SEPTEMBER 30, 1999(1)<F19> TO
                                                                              2002           2001           JUNE 30, 2000
                                                                             ------         ------  -----------------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                         $11.37         $12.77              $10.00

Income from investment operations:
   Net investment loss(4)<F22>                                                (0.11)         (0.12)              (0.06)
   Net realized and unrealized (losses) gains on investments                  (2.17)         (1.28)               2.97
                                                                             ------         ------              ------
Total from investment operations                                              (2.28)         (1.40)               2.91

Less distributions:
   Dividend from net investment income                                           --             --                 --
   Distribution from net realized gains                                          --             --               (0.14)
                                                                             ------         ------              ------
Total from distributions                                                         --             --               (0.14)
                                                                             ------         ------              ------
Net asset value, end of period                                               $ 9.09         $11.37              $12.77
                                                                             ------         ------              ------
                                                                             ------         ------              ------

Total investment return                                                      (20.1%)        (11.0%)              29.2%(3)<F21>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                       24,270         15,320              11,491
Ratio of expenses (after reimbursement) to average net assets(5)<F23>          1.3%           1.3%                1.3%(2)<F20>
Ratio of net investment loss to average net assets(6)<F24>                    (1.1%)         (1.0%)              (0.8%)(2)<F20>
Portfolio turnover rate                                                       68.2%         146.9%               91.5%



(1)<F19>   Commencement of operations.
(2)<F20>   Annualized.
(3)<F21>   Not annualized.
(4)<F22> In 2002, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)<F23> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the years ending June 30, 2002 and 2001 and for the period September 30, 1999(1)<F19> to June 30, 2000, 1.8%, 1.7%
           and 1.7%(2)<F20>, respectively.
(6)<F24> If the Fund had paid all of its expenses, the ratios would have been for the years ending June 30, 2002 and 2001 and for the period September 30, 1999(1)<F19> to June 30, 2000, (1.6%), (1.4%) and
           (1.2%)(2)<F20>, respectively.


                              SMALL CAP VALUE FUND


                                                                            FOR THE YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                         ------         ------         ------         ------         ------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $13.96         $11.62         $13.28         $13.56         $12.23

Income from investment operations:
   Net investment income (loss)                              --           0.05           0.01          (0.03)         (0.01)
   Net realized and unrealized gain (loss)
     on investments                                        2.03           2.49          (1.58)         (0.14)          1.43
                                                         ------         ------         ------         ------         ------
Total from investment operations                           2.03           2.54          (1.57)         (0.17)          1.42

Less distributions:
   Dividends from net investment income                      --          (0.03)            --             --          (0.00)
   Distributions from net realized gains                  (0.29)         (0.17)         (0.09)         (0.11)         (0.09)
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (0.29)         (0.20)         (0.09)         (0.11)         (0.09)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $15.70         $13.96         $11.62         $13.28         $13.56
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total investment return                                   14.7%          22.2%         (11.8%)         (1.2%)         11.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                     42,964         38,249         36,731         53,810         62,139
Ratio of expenses (after reimbursement)
  to average net assets(1)<F25>                            1.3%           1.3%           1.3%           1.3%           1.3%
Ratio of net investment income (loss)
  to average net assets(2)<F26>                            0.0%           0.2%           0.1%          (0.2%)         (0.1%)
Portfolio turnover rate                                   56.8%          65.4%          57.3%          29.2%          35.5%



(1)<F25> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ending June 30, 2002, 2001 and 2000, the ratios would have been 1.4%, 1.4% and 1.3%, respectively.
(2)<F26> If the Fund had paid all of its expenses for the years ending June 30, 2002, 2001 and 2000, the ratios would have been (0.1%), 0.1% and 0.1%, respectively.


                             CONTRARIAN VALUE FUND



                                                                 YEARS ENDED JUNE 30,                       FOR THE PERIOD FROM
                                                    ----------------------------------------------     DECEMBER 30, 1997(1)<F27> TO
                                                     2002         2001          2000         1999              JUNE 30, 1998
                                                    ------       ------        ------       ------     ----------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $12.15       $ 8.74        $ 9.47       $10.41                $10.00

Income from investment operations:
  Net investment (loss) income(4)<F30>               (0.01)        0.02          0.08         0.09                  0.04
  Net realized and unrealized gains (losses)
    on investments                                    1.09         3.46         (0.70)       (0.66)                 0.37
                                                    ------       ------        ------       ------                ------
Total from investment operations                      1.08         3.48         (0.62)       (0.57)                 0.41

Less distributions:
  Dividends from net investment income               (0.02)       (0.07)        (0.11)       (0.07)                   --
  Distributions from net realized gains                 --           --            --        (0.30)                   --
                                                    ------       ------        ------       ------                ------
Total from distributions                             (0.02)       (0.07)        (0.11)       (0.37)                   --
                                                    ------       ------        ------       ------                ------
Net asset value, end of period                      $13.21       $12.15        $ 8.74      $  9.47                $10.41
                                                    ------       ------        ------       ------                ------
                                                    ------       ------        ------       ------                ------

Total investment return                               8.9%        40.0%         (6.5%)       (5.3%)                 4.1%(3)<F29>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)               5,240        4,901         5,568       13,829                19,569
Ratio of expenses (after reimbursement)
  to average net assets(5)<F31>                       1.3%         1.3%          1.3%         1.3%                  1.3%(2)<F28>
Ratio of net investment (loss) income
  to average net assets(6)<F32>                      (0.1%)        0.2%          0.9%         0.9%                  0.7%(2)<F28>
Portfolio turnover rate                              49.4%        27.4%         42.5%        45.0%                 13.6%



(1)<F27>   Commencement of operations.
(2)<F28>   Annualized.
(3)<F29>   Not annualized.
(4)<F30> In 2002, 2001 and 2000, net investment (loss) income per share is calculated using average shares outstanding. In prior periods, net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)<F31> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2002, 2001, 2000 and 1999 and for the period December 30, 1997(1)<F27> to June 30, 1998, 2.7%, 2.3%, 1.8%, 1.5% and 1.5%(2)<F28>, respectively.
(6)<F32> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2002, 2001, 2000 and 1999 and for the period December 30, 1997(1)<F27> to June 30, 1998, (1.4%),
           (0.8%), 0.4%, 0.7% and 0.5%(2)<F28>, respectively.


  To learn more about the FMI Mutual Funds you may want to read the FMI Mutual Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The FMI Mutual Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the FMI Mutual Funds' investments by reading the FMI Mutual Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-811-5311.

  Prospective investors and shareholders who have questions about the FMI Mutual Funds may also call the above number or write to the following address:

  FMI MUTUAL FUNDS, INC.
  225 EAST MASON STREET
  MILWAUKEE, WISCONSIN 53202

  The general public can review and copy information about the FMI Mutual Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the FMI Mutual Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to:

  PUBLIC REFERENCE SECTION
  SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C.  20549-6009

  Please refer to the FMI Mutual Funds' Investment Company Act File No. 811-04722, when seeking information about the FMI Mutual Funds from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             October 31, 2002
FOR THE FMI MUTUAL FUNDS


FMI Provident Trust Strategy                FMI Woodland Small Capitalization
   Fund                                        Value Fund
FMI Winslow Growth Fund                     FMI Sasco Contrarian Value Fund
FMI Knappenberger Bayer Emerging
    Growth Fund

       This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of FMI Mutual Funds, Inc. dated October 31, 2002. Requests for copies of the prospectus should be made in writing to FMI Mutual Funds, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary or by calling (414) 226-4555.

       The following financial statements are incorporated by reference to the Annual Report, dated June 30, 2002 of FMI Mutual Funds, Inc. (File No. 811-04722) as filed with the Securities and Exchange Commission on August 13, 2002:

       o      Statements of Net Assets


       o      Statements of Operations

       o      Statements of Changes in Net Assets

       o      Financial Highlights

       o      Notes to the Financial Statements

       o      Report of Independent Accountants

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

                             FMI MUTUAL FUNDS, INC.
                              225 East Mason Street
                           Milwaukee, Wisconsin 53202

                             FMI MUTUAL FUNDS, INC.

                                Table of Contents
                                                                        Page No.


GENERAL INFORMATION AND HISTORY...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION....................................17

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS...........................22

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR.....................25

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE.............................30

DISTRIBUTION OF SHARES.......................................................38

RETIREMENT PLANS.............................................................38

AUTOMATIC INVESTMENT PLAN....................................................42

REDEMPTION OF SHARES.........................................................42

EXCHANGE PRIVILEGE...........................................................42

SYSTEMATIC WITHDRAWAL PLAN...................................................43

ALLOCATION OF PORTFOLIO BROKERAGE............................................44

CUSTODIAN....................................................................45

TAXES .......................................................................46

SHAREHOLDER MEETINGS.........................................................47

CAPITAL STRUCTURE............................................................48

INDEPENDENT ACCOUNTANTS......................................................49

DESCRIPTION OF SECURITIES RATINGS............................................49


       No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information dated October 31, 2002 and the Prospectus dated October 31, 2002 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Mutual Funds, Inc.

       The Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY


       FMI Mutual Funds, Inc., a Wisconsin corporation incorporated on May 23, 1986 (the "Corporation"), is an open-end management investment company consisting of one non-diversified portfolio, FMI Provident Trust Strategy Fund (the "Strategy Fund"), and four diversified portfolios, FMI Winslow Growth Fund (the "Growth Fund"), FMI Knappenberger Bayer Emerging Growth Fund (the "Emerging Growth Fund"), FMI Woodland Small Capitalization Value Fund (the "Small Capitalization Value Fund") and FMI Sasco Contrarian Value Fund (the "Contrarian Value Fund") (each portfolio a "Fund," and, collectively, the "FMI Mutual Funds" or the "Funds"). The Corporation is registered under the Investment Company Act of 1940 (the "Act"). The Corporation was called "Fiduciary Total Return Fund, Inc." prior to December 23, 1994. From December 23, 1994 to October 31, 2001, the Corporation was called "Eastcliff Funds, Inc." The Strategy Fund was called the FMI AAM Palm Beach Total Return Fund prior to September 9, 2002.


                             INVESTMENT RESTRICTIONS


       Each of the Funds has adopted the following investment restrictions, which are matters of fundamental policy. Each Fund's fundamental investment restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares of that Fund are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.


       1. None of the Funds will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options, except that (a) the Growth Fund may invest for hedging purposes up to 5% of its net assets in put or call options and each of the Growth Fund and the Emerging Growth Fund may invest for hedging purposes up to 5% of its net assets in options on futures contracts and up to 5% of its net assets in futures contracts, (b) each of the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may write or invest in put and call options to the extent permitted by the Act; and (c) the Emerging Growth Fund may sell securities short to the extent permitted by the Act. No Fund's investments in warrants, valued at the lower of cost or market, will exceed 5% of the value of such Fund's net assets.

       2. None of the Funds will borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its net assets) or for emergency or extraordinary purposes, and none of the Funds will pledge any of its assets, except to secure borrowings and only to an extent not greater than 10% of the value of such Fund's net assets.

       3. None of the Funds will lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% (15% for the Emerging Growth Fund) of such Fund's net assets) or will lend its portfolio securities. A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, such Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in value of the collateral during the period while such Fund seeks to enforce its rights thereto; (b) possible decreased levels of income during this period; and (c) expenses of enforcing its rights.

       4. None of the Funds will make investments for the purpose of exercising control or management of any company.


       5. None of the Funds will purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, such Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of such Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the assets of each of the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may be invested without regard to these limitations and except that up to 50% of the assets of the Strategy Fund may be invested without regard to these limitations.


       6. None of the Funds will concentrate more than 25% of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

       7. None of the Funds will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

       8. None of the Funds will acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of any Fund's investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

       9. None of the Funds will act as an underwriter or distributor of securities other than shares of the Corporation and none of the Funds, other than the Emerging Growth Fund and the Contrarian Value Fund, may purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

       10. None of the Funds will purchase oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

       11. None of the Funds will purchase or sell real estate, real estate mortgage loans or real estate limited partnerships.

       12. None of the Funds will purchase or sell commodities or commodities contracts, except that the Growth Fund and the Emerging Growth Fund may invest in futures contracts and options on future contracts to the extent set forth in Investment Restriction No. 1 above.

       13. The Strategy Fund will not invest more than 5% of its total assets, and each of the Growth Fund, the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund will not invest more than 10% of its total assets, in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

       The following investment limitations are not fundamental, and may be changed without shareholder approval.


       1. None of the Funds will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund; (b) securities of money market mutual funds; or (c) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission. No purchases described in (b) and
(c) will be made if as a result of such purchase such Fund would hold more than 3% of any class of securities, including voting securities, of any registered investment company or more than 5% of such Fund's assets, taken at current value, would be invested in the securities of any registered investment company or in securities of registered closed-end investment companies.

       The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's investment restrictions will be deemed to have occurred.


       2. In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of the Small Capitalization Value Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Small Capitalization Value Fund's name. If the Corporation's Board of Directors determines to change this non-fundamental policy for the Small Capitalization Value Fund, the Small Capitalization Value Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.


                            INVESTMENT CONSIDERATIONS

       The Prospectus describes the Funds' principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Money Market Instruments

       Each of the Funds may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which they invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

       The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

       The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

Investment Grade Investments


       Each of the Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income (with respect to the Strategy Fund) and possible capital gains at those times when its portfolio manager believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a non-convertible bond or debenture is downgraded below investment grade, a Fund will promptly dispose of such bond or debenture, unless its portfolio manager believes it disadvantageous to the Fund to do so.


Convertible Low-Rated Securities

       Each of the Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). A Fund's portfolio manager will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Funds may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

       Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below.

       Effect of Interest Rates and Economic Changes. The low-rated security market is relatively new and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of low-rated securities.

       Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund's net asset value.

       As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund's net asset value. If such Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

       Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

       Credit Ratings. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

       Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

Government Obligations

       Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

       Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Backed and Asset-Backed Securities

       Each of the Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.


       There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


       Each of the Funds may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs" which pay distributions consisting solely or primarily for all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities. "POs" which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters" which have a coupon rate that moves in the reverse direction to an applicable index.

       Investments in CMO certificates can expose the Funds to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect a Fund against a reduction in income due to a decline in interest rates. A Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

       The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.


       In general, the collateral supporting non-mortgage asset-backed securities are of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

       Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

       Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

When-Issued and Delayed-Delivery Transactions

       Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain cash or liquid securities in an amount sufficient to meet its purchase commitments. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

Preferred Stocks

       Each of the Funds may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Hedging Instruments

       Each of the Growth Fund and the Emerging Growth Fund may invest up to 5% of its net assets in put or call options and options on futures contracts and up to 5% of its net assets in futures contracts. Each of the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may purchase put and call options on equity securities and on stock indices and write covered call options on equity securities owned by the Fund, provided not more than 5% of the Fund's net assets will be invested in put and call options and the premiums received by the Fund with respect to unexpired call options written by the Fund will not exceed 5% of the Fund's net assets. Generally the foregoing investments will be effected during periods of anticipated market weakness and, in any event, will not result in leveraging of the applicable Fund's portfolio.

       Futures Contracts. When the Growth Fund or the Emerging Growth Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Growth Fund or the Emerging Growth Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

       The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its future position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

       Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a Futures Commission Merchant ("FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Growth Fund or the Emerging Growth Fund. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, such Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

       Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Growth Fund and the Emerging Growth Fund may purchase options on futures contracts, as well as options on equity securities and stock indices. The Small Capitalization Value Fund and the Contrarian Value Fund may purchase options on equity securities and on stock indices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. Such Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

       The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

       Stock Index Options. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes also may be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

       Writing Call and Put Options. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract the Growth Fund or the Emerging Growth Fund will be required to make margin payments to an FCM as described above for futures contracts.

       To terminate its obligations on a call which it has written, a Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Funds may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

       Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

       When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Growth Fund and the Emerging Growth Fund may only write covered puts and the Small Capitalization Value Fund and the Contrarian Value Fund currently will not write put options. For a put to be covered, the Growth Fund or the Emerging Growth Fund must maintain cash or liquid securities equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

       Combined Option Positions. The Growth Fund, the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

       Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund's current or anticipated investments. The Growth Fund, the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may invest in options and (with respect to the Growth Fund and the Emerging Growth Fund only) futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.


       Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund's investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Growth Fund, the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may purchase or sell options and (with respect to the Growth Fund and Emerging Growth Fund only) futures contracts with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.


       Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund's access to other assets held to cover its options or futures positions could also be impaired.

       Asset Coverage for Futures and Option Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash or liquid securities in the amounts prescribed. Securities so set aside cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that setting aside of a portion of the applicable Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

       Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transactions costs to which the Growth Fund, the Emerging Growth Fund, the Small Capitalization Value Fund or the Contrarian Value Fund, as applicable, would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the applicable Fund's portfolio manager(s)' prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to such Fund may leave such Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include: (1) dependence on the portfolio manager(s)' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

Foreign Securities


       The Strategy Fund and the Emerging Growth Fund may invest up to 25% and the Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund up to 20% of their respective assets in foreign securities. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and a Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for a Fund's shareholders. Each Fund will limit such investments to securities of foreign issuers domiciled in Australia and the non-communist nations of Western Europe, North America and Eastern Asia. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. Foreign securities include sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Short Sales

       The Emerging Growth Fund may seek to realize additional gains through effecting short sales in securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Emerging Growth Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time it purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Emerging Growth Fund. Until the security is replaced, the Emerging Growth Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Emerging Growth Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Emerging Growth Fund closes its short position or replaces the borrowed security, it will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.

Warrants and Rights

       Each Fund may invest up to 5% of its net assets in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund's portfolio manager for inclusion in that Fund's portfolio. Additionally, the Strategy Fund will purchase warrants or rights only if they are sold as a unit with another equity or debt security. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by a Fund in units or attached to securities are not subject to these restrictions.

Illiquid Securities

       Each of the Funds may invest up to 10% (15% for the Emerging Growth Fund) of its net assets in securities for which there is no readily available market ("illiquid securities"). This limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities") which may be purchased by the Emerging Growth Fund and the Contrarian Value Fund but not the other Funds. However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Directors of the Corporation has delegated to Fiduciary Management, Inc. (the "Adviser") the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets);
(ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

       Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

Portfolio Turnover


       The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes. During the fiscal years ended June 30, 2002 and June 30, 2001, the annual portfolio turnover rate for the Strategy Fund was higher than in the fiscal year ended June 30, 2000 because of increased sales of securities which were necessary to meet redemption requests. The annual portfolio turnover rate for the Growth Fund was lower during the fiscal year ended June 30, 2002 than the preceding two fiscal years because of the increased sales in the preceding two fiscal years to meet redemption requests. The annual portfolio turnover rate for the Emerging Growth was lower during the fiscal year ended June 30, 2002 than the preceding fiscal year because of decreased sales of securities due to fewer redemption requests.

                    DIRECTORS AND OFFICERS OF THE CORPORATION


       As a Wisconsin corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (The Funds, the FMI Focus Fund and the FMI Large Cap Fund (the portfolios of FMI Funds, Inc.), and the FMI Common Stock Fund (the sole portfolio of FMI Common Stock Fund, Inc.) comprise a "fund complex," as such term is defined in the Act.) The name, age, address, principal occupation(s) during the past five years and other information with respect to each of the directors and officers of the Corporation are as follows:

                                                                                        Number of
                                                                                        Funds in
                                                                                         Complex
                                                                                        Overseen          Other
                             Position      Term of Office      Principal Occupation        By         Directorships
  Name, Age                  Held with     and Length of         During Past            Director    Held by Director
 and Address                 The Fund       Time served          Five Years            or Officer      or Officer
 -----------                 --------       -----------          ----------            ----------      ----------

"Disinterested Persons" of the Funds:
Barry K. Allen, 54          Director     Indefinite Term     Mr. Allen is Executive         8       Harley-Davidson,
1801 California Street                   Since October 2001  Vice President of Qwest                Inc. and Cobalt
Denver, CO 80202                                             Communications                         Corporation
                                                             International, Inc., a
                                                             global communications
                                                             company since September
                                                             2002.  Prior to this,
                                                             Mr. Allen had served as
                                                             President of Allen
                                                             Enterprises, LLC, a
                                                             private equity
                                                             investments management
                                                             company he founded
                                                             after retiring from
                                                             Ameritech in July
                                                             2000.  Mr. Allen served
                                                             as an officer of
                                                             Ameritech from August
                                                             1995 to July 2000.

                                      -17-

George D. Dalton, 74        Director     Indefinite Term     Mr. Dalton is Chairman         8       Clark/Bardes,
20825 Swenson Drive                      Since October 2001  and Chief Executive                    Inc.
Waukesha, WI 53186                                           Officer of
                                                             Call_Solutions.com,
                                                             Inc.  Prior to January
                                                             2000, Mr. Dalton was
                                                             Chairman of the Board
                                                             and Chief Executive
                                                             Officer of Fiserv,
                                                             Inc., and had served in
                                                             that capacity since
                                                             1984.

Gordon H.                   Director     Indefinite Term     Mr. Gunnlaugsson               8       Renaissance
   Gunnlaugsson, 58                      Since October 2001  recently retired from                  Learning, Inc.
c/o Fiduciary Management,                                    M&I Corporation.  He
Inc.                                                         was employed by M&I
225 E. Mason St.                                             Corporation from June
Milwaukee, WI 53202                                          1, 1970 to December 31,
                                                             2000 where he most
                                                             recently held the
                                                             positions of
                                                             Executive Vice
                                                             President and Chief
                                                             Financial Officer.

Paul S. Shain, 39           Director     Indefinite Term     Mr. Shain is President         8       None.
5520 Research Park Drive                 Since October 2001  and Chief Operating
Madison, WI 53711                                            Officer of Berbee
                                                             Information Networks,
                                                             and has been employed
                                                             by such firm since
                                                             January 2000.  Prior to
                                                             joining Berbee
                                                             Information Networks,
                                                             Mr. Shain spent 12
                                                             years at Robert W.
                                                             Baird & Co.,
                                                             Incorporated, most
                                                             recently as Managing
                                                             Director and Director
                                                             of Equity Research.


"Interested Persons" (as defined in the Act) of the Funds:

Donald S. Wilson,* 59       Director     Indefinite Term     Mr. Wilson is Vice             8       None.
c/o Fiduciary Management,   Vice         Since October 2001  Chairman and Treasurer
Inc.                        President                        of Fiduciary
225 East Mason Street       and                              Management, Inc. which
Milwaukee, WI 53202         Secretary                        he co-founded in 1980.


                                      -18-

Ted D. Kellner, 56          President    Since October 2001  Mr. Kellner is Chairman        8       Marshall &
c/o Fiduciary Management,   and                              of the Board and Chief                 Ilsley
Inc.                        Treasurer                        Executive Officer of                   Corporation
225 East Mason Street                                        Fiduciary Management,
Milwaukee, WI 53202                                          Inc. which he
                                                             co-founded in 1980.

Patrick J. English, 41      Vice         Since October 2001  Mr. English is                 8       None.
c/o Fiduciary Management,   President                        President of Fiduciary
Inc.                                                         Management, Inc. and
225 East Mason Street                                        has been employed by
Milwaukee, WI 53202                                          the Adviser in various
                                                             capacities since
                                                             December, 1986.

Gary G. Wagner, 59          Vice         Since October 2001  Mr. Wagner is Executive        8       None.
c/o Fiduciary Management,   President                        Vice President of
Inc.                        and                              Fiduciary Management,
225 East Mason Street       Assistant                        Inc. and has been
Milwaukee, WI 53202         Secretary                        employed by the Adviser
                                                             in various capacities
                                                             since January, 1988.

Camille F. Wildes, 50       Vice         Since October 2001  Ms. Wildes is a Vice           8       None.
c/o Fiduciary Management,   President                        President of Fiduciary
Inc.                        and                              Management, Inc. and
225 East Mason Street       Assistant                        has been employed by
Milwaukee, WI 53202         Treasurer                        the Adviser in various
                                                             capacities since
                                                             December, 1982.

---------------------------
*Mr. Wilson is an interested person of the Funds because he is an officer of the Funds and the Adviser.

Committees

       The Corporation's Board of Directors has created an audit committee whose members consist of Messrs. Allen, Dalton, Gunnlaugsson and Shain. The primary functions of the audit committee are to recommend to the Board of Directors the independent accountants to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' accountants and financial records. The audit committee did not meet in fiscal 2002.

       The Funds' Board of Directors has no other committees.

Compensation

       During the fiscal year ended June 30, 2002, the Corporation paid $10,500 in director's fees to the current and former directors of the Corporation. The Corporation's standard method of compensating directors is to pay each director who is not an officer of the Fund a fee of $500 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $250.

       The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended June 30, 2002:


                               COMPENSATION TABLE

                                                                                                             Total
                                                        Pension or Retirement     Estimated Annual       Compensation
           Name of             Aggregate Compensation    Benefits Accrued As        Benefits Upon      from Corporation
           Person                 from Corporation      Part of Fund Expenses        Retirement        Paid to Directors
           ------                 ----------------      ---------------------        ----------        -----------------

Disinterested Persons of the Funds:

Barry K. Allen                         $2,000                     $0                     $0                 $2,000
George D. Dalton                       $2,000                     $0                     $0                 $2,000
Gordon H. Gunnlaugsson                 $2,000                     $0                     $0                 $2,000
Paul S. Shain                          $2,000                     $0                     $0                 $2,000

Interested Persons of the Funds:

Donald S. Wilson                         $0                       $0                     $0                   $0

Code of Ethics

       The Corporation, the Adviser and each of the investment advisory firms that serve as portfolio managers for the Funds have adopted codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

Range of Directors' Equity Ownership

       The following table sets forth the dollar range of equity securities beneficially owned by each director, as of December 31, 2002 (this is also the valuation date):

Name of Director               Dollar Range    Dollar Range    Dollar Range    Dollar Range of   Dollar Range   Aggregate
                               of Equity       of Equity       of Equity       Equity            of Equity      Dollar Range
                               Securities in   Securities in   Securities in   Securities in     Securities     of Equity
                               the Strategy    the Growth      the Emerging    the Small         in the         Securities in
                               Fund            Fund            Growth Fund     Capitalization    Contrarian     All
                                                                               Value Fund        Value Fund     Registered
                                                                                                                Investment
                                                                                                                Companies
                                                                                                                Overseen by
                                                                                                                Director in
                                                                                                                Family of
                                                                                                                Investment
                                                                                                                Companies*

Disinterested Persons
Barry K. Allen                 None            None            None            None              None           Over $100,000
George D. Dalton               None            None            None            None              None           Over $100,000
Gordon H. Gunnlaugsson         None            None            None            None              None           None
Paul S. Shain                  None            None            None            None              None           None

Interested Persons

Donald S. Wilson               None            None            None            None              None           Over $100,000
------------------------------
*The "Family of Investment Companies" includes the Corporation, the FMI Funds, Inc. and the FMI Common Stock Fund, Inc.

Investment Advisory Agreement

       In approving the existing investment advisory agreement and sub-advisory agreements, including the interim sub-advisory agreement for the Small Capitalization Value Fund, the Board of Directors considered a number of factors, including, but not limited to, the following:

o the nature and quality of the services offered by the Adviser and each of the sub-advisers.

o the reasonableness of the compensation payable to the Adviser and each of the sub-advisers.

o the personnel, operations and financial condition of the Advisers and each of the sub-advisers.

o the investment management capabilities, methodologies and performance of the Adviser and each of the sub-advisers.

o      each Fund's expense ratio.

       Based upon its review, the Board concluded that the investment methodologies of the Adviser and each of the sub-advisers, with respect to the Fund that such sub-adviser manages, would fit with the Funds' investment policies, and that the Adviser and the sub-advisers had the capabilities, resources and personnel necessary to manage the Funds effectively. Further, the Board concluded that based on the services the Adviser and the sub-advisers would be required to render under the investment advisory agreement and the sub-advisory agreements, that the compensation to be paid to the Adviser and the sub-advisers was fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interests of the Funds to continue the investment advisory agreement and the sub-advisory agreements, and to enter into the interim sub-advisory agreement for the Small Capitalization Value Fund.

       The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


       Set forth below are the names and addresses of all holders of each of the Fund's shares who as of September 30, 2002 beneficially owned more than 5% of such Fund's then outstanding shares, as well as the number of shares of such Fund beneficially owned by all officers and directors of such Fund as a group.

                                  Strategy Fund
                                                Amount of             Percentage
 Name and Address of Beneficial Owner     Beneficial Ownership        Ownership
 ------------------------------------     --------------------        ---------
Marshall & Ilsley Trust Co. Cust.*               600,964                60.49%
FBO Provident Trust Co.
Ret Plan - Stock Fund
1000 North Water Street
Milwaukee, WI 53202

Carole A. Bonner**                                56,290                 5.67%
1550 N. 123 Street
Wauwatosa, WI 53226

Officers and directors as a
 group (9 persons)                                53,502                 5.39%

*  Owned of record.
**  Owned beneficially.

                                   Growth Fund
                                                Amount of             Percentage
 Name and Address of Beneficial Owner     Beneficial Ownership        Ownership
 ------------------------------------     --------------------        ---------
U.S. Trust Company*                              366,845                34.59%
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402

Rochester Area Foundation*                       131,196                12.37%
P.O. Box 64010
St. Paul, MN  55164

Peter R. Kitchak*                                107,960                10.18%
135 West Point Road
Excelsior, MN  55331

Winslow Capital Management**                      82,760                 7.80%
PS & Sal. Sav. Plan & Money
  Purhcase Pen. Pl.
FBO Richard E. Pyle
400 Robert St. N
St. Paul, MN  55101

Winslow Capital Management**                      76,689                 7.23%
PS & Sal. Sav. Plan & Money
  Purhcase Pen. Pl.
FBO Clark J. Winslaw
400 Robert St. N
St. Paul, MN  55101

Officers and directors as
  a group (9 persons)                                  0                    0%

-------------------
*  Owned beneficially.
**  Owned of record.


                         Small Capitalization Value Fund
                                                Amount of             Percentage
 Name and Address of Beneficial Owner     Beneficial Ownership        Ownership
 ------------------------------------     --------------------        ---------
American Express Co.*                            970,482                32.92%
FBO American Express
Retirement Services Plans
50534 Axp Financial Center
Minneapolis, MN  55474

Wells Fargo Bank MN, NA**                        470,544                15.96%
FBO Lakewood Cemetery
P.O. Box 1533
Minneapolis, MN  55480

National Financial Services LLC**                463,575                15.72%
FBO The Exclusive Benefit of our Customers
200 Liberty Street
New York, NY 10281

U.S. Trust Company*                              456,005                15.47%
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402

Officers and directors as
  a group (9 persons)                                  0                     0%

-------------------
*  Owned beneficially.
**  Owned of record.


                              Contrarian Value Fund
                                                Amount of             Percentage
 Name and Address of Beneficial Owner     Beneficial Ownership        Ownership
 ------------------------------------     --------------------        ---------
U.S. Trust Company*                              303,006                83.09%
1400 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN  55402

Officers and directors as
   a group (9 persons)                                 0                    0%

--------------------
*  Owned beneficially.


                              Emerging Growth Fund
                                                Amount of             Percentage
 Name and Address of Beneficial Owner     Beneficial Ownership        Ownership
 ------------------------------------     --------------------        ---------
Bank of New York Trust*                          527,158                19.51%
Supervalue
401(k) Trust
1 Wall Street
New York, NY 10286

Mercantile Safe Deposit & Trust Co.*             453,757                16.79%
Nash Healthcare
766 Old Hammonds Ferry Road
Linthicum, MD 21090

Wells Fargo Bank Minn. N.A.*                     374,822                13.87%
FBO Lincoln Community Foundation
P.O. Box 82408
Lincoln, NE  68501

Knappenberger Family Limited Partnership**       347,625                12.86%
1420 Tamarack Drive
Long Lake, MN 55356

UMBSC & Co.*                                     248,837                 9.21%
FBO Truman Medical Center
P.O. Box 419175
Kansas City, MO 64141

The College of St. Scholastica**                 170,545                 6.31%
1200 Kenwood Ave.
Duluth, MN 55811

Gail M. Knappenberger &                          156,391                 5.79%
Sharyn W. Knappenberger**
601 Carlson Parkway
Suite 950
Minnetonka, MN  55305

Officers and directors as
   a group (9 persons)                                 0                    0%

----------------------------
*  Owned of record.
**  Owned beneficially.


       The Strategy Fund is controlled by the Provident Trust Company, a Wisconsin state bank. The Growth Fund and the Contrarian Value Fund are controlled by the U.S. Trust Company, a Connecticut bank. The U.S. Trust Company owns sufficient shares of the Contrarian Value Fund to approve or disapprove all matters brought solely before the shareholders of the Fund. The American Express Co. controls the Small Capitalization Value Fund. The Corporation does not control any person.

            INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

       The investment adviser to each of the Funds is Fiduciary Management, Inc., the portfolio manager to the Strategy Fund is Provident Trust Company ("Provident"), the portfolio manager to the Growth Fund is Winslow Capital Management, Inc. ("WCM"), the portfolio manager of the Emerging Growth Fund is KB Growth Advisors, LLC ("KB"), the portfolio manager to the Small Capitalization Value Fund is Woodland Partners LLC ("WP") and the portfolio manager to the Contrarian Value Fund is Sasco Capital, Inc. ("Sasco").

       The Adviser is a Wisconsin corporation and a registered investment adviser. The Adviser is controlled by Mr. Ted D. Kellner. The Adviser's executive officers are Mr. Kellner, Chairman of the Board and Chief Executive Officer; Mr. Wilson, Vice Chairman and Treasurer; Mr. English, President; Mr. Wagner, Executive Vice President; Mr. John Brandser, Vice President and Secretary; Ms. Wildes, Vice President; Ms. Jody Reckard, Vice President; Bladen

J. Burns, Vice President; and Syril M. Arsac, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.

       Provident is controlled by J. Scott Harkness. WCM is controlled by Clark
J. Winslow, its President, Chief Executive Officer, and principal shareholder. KB is controlled by Gail Knappenberger, its Chairman and Chief Executive Officer and principal member. WP is owned in equal parts by Richard W. Jensen and Elizabeth M. Lilly. Sasco is owned by Hoda Bibi, Bruce Bottomley and Daniel Leary.

       Pursuant to an investment advisory agreement entered into between the Corporation, on behalf of each of the Funds, and the Adviser (the "Management Agreement"), the Adviser provides consulting, investment and administrative services to each of the Funds. The specific investments for each Fund will be made by the Adviser or one or more portfolio managers selected for such Fund by the Adviser. The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the Funds, selects portfolio managers, allocates assets among the portfolio managers and monitors and evaluates the portfolio managers' performance. The Adviser and each of the Funds enter into separate sub-advisory agreements with such Fund's portfolio managers. Other than Provident, the Adviser pays each of the portfolio managers a fee equal to 0.75% of the average net assets of the Fund for which it serves as portfolio manager. The Adviser pays Provident a fee equal to 0.60% of the average net assets of the Strategy Fund (0.50% with respect to the average net assets in excess of $30 million). The Adviser also provides each of the Funds with office space, equipment and personnel necessary to operate and administer such Fund's business and to supervise the provision of services by third parties such as the transfer agent and the custodian.

       For each Fund other than the Strategy Fund, the Adviser receives an annual investment advisory fee equal to 1.00% of that Fund's average net assets equal to or less than $30 million and 0.75% with respect to that Fund's average net assets in excess of $30 million. For the Strategy Fund, the Advisor receives an annual investment advisory fee as follows:

                                                 Fee as Percentage of Average
       Average Daily Net Assets                       Daily Net Assets
       ------------------------                  ----------------------------
            $0-$30,000,000                                   0.75%
       $30,000,001-$100,000,000                              0.65%
           Over $100,000,000                                 0.60%

       During the fiscal years ended June 30, 2002, 2001 and 2000, the Strategy Fund paid advisory fees of $44,700, $177,522 and $246,156, respectively, pursuant to the Management Agreement or an investment advisory agreement substantially identical to the Management Agreement. During the fiscal years ended June 30, 2002, 2001 and 2000, the Growth Fund paid advisory fees of $49,525, $82,316 and $180,988, respectively, pursuant to the Management Agreement or an investment advisory agreement substantially identical to the Management Agreement. During the fiscal years ended June 30, 2002, 2001 and 2000, the Small

Capitalization Value Fund paid advisory fees of $394,483, $365,936 and $454,869, respectively, pursuant to the Management Agreement or an investment advisory agreement substantially identical to the Management Agreement. During the fiscal years ended June 30, 2002, 2001 and 2000, the Contrarian Value Fund paid advisory fees of $49,318, $50,577 and $88,879, respectively, pursuant to the Management Agreement or an investment advisory agreement substantially identical to the Management Agreement. The Emerging Growth Fund did not begin operations until September 30, 1999. During the fiscal years ended June 30, 2002 and 2001 and the period from September 30, 1999 to June 30, 2000 the Emerging Growth Fund paid advisory fees of $192,196, $109,833 and $64,153, respectively, pursuant to the Management Agreement or an investment advisory agreement substantially identical to the Management Agreement.


       The Funds pay all of their own expenses not assumed by the Adviser or their administrator including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.


       For each of the Funds other than the Strategy Fund, the Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses exceed 1.3% for periods prior to October 15, 2003. For the Strategy Fund, for periods prior to October 15, 2003, the Adviser will reimburse the Fund:

       o for expenses in excess of 1.2% of the fund's first $20,000,000 in average daily net assets;

       o for expenses in excess of 1.1% of the fund's next $10,000,000 in average daily net assets;

       o for expenses in excess of 1.0% of the fund's next $20,000,000 in average daily net assets;

       o for expenses in excess of 0.9% of the fund's next $50,000,000 in average daily net assets; and

       o for expenses in excess of 0.8% of the fund's average daily net assets in excess of $100,000,000.

       After October 15, 2003, the Adviser may voluntarily continue the above-referenced reimbursements, but, contractually, will be obligated to reimburse each Fund to the extent that the aggregate annual operating expenses exceed that percentage of the daily net assets of such Fund for such year that is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale or, if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information the shares of the Funds are not qualified for sale in any state which imposes an expense limitation. Each of the Funds was reimbursed for expenses in excess of 1.3% of the Fund's average daily net assets during the fiscal years ending June 30, 2002, 2001 and 2000. Each of the portfolio managers other than the portfolio manager for the Strategy Fund, has agreed to reimburse the Adviser in an amount equal to 75% of the reimbursement made by the Adviser with respect to the Growth Fund, Emerging Growth Fund, Small Capitalization Value Fund and Contrarian Value Fund, respectively. Provident, the portfolio manager for the Strategy Fund, is obligated to pay to the Adviser an amount equal to the product of (a) the ratio of the total fee paid to Provident in any fiscal year (as the numerator) to the total fee paid to the Adviser in any fiscal year (as the denominator) times (b) any fee waiver or expense reimbursement that the Adviser is obligated to pay to the Strategy Fund in any fiscal year. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, such Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended June 30, 2002, 2001 and 2000, the Strategy Fund was reimbursed $77,952, $46,069 and $25,106, respectively, for excess expenses. During the fiscal years ended June 30, 2002, 2001 and 2000, the Growth Fund was reimbursed $69,882, $46,994 and $44,949, respectively, for excess expenses. During the fiscal years ended June 30, 2002, 2001 and 2000, the Small Capitalization Value Fund was reimbursed $61,807, $43,430 and $36,888, respectively, for excess expenses. During the fiscal years ended June 30, 2002, 2001 and 2000, the Contrarian Value Fund was reimbursed $68,142, $48,240 and $41,277, respectively, for excess expenses. The Emerging Growth Fund did not begin operations until September 30, 1999. During the fiscal years ended June 30, 2002 and 2001 and the period from September 30, 1999 to June 30, 2000 the Emerging Growth Fund was reimbursed $86,942, $43,297 and $25,631, respectively, for excess expenses.

       As of the date hereof, Provident is the sole portfolio manager of the Strategy Fund, WCM is the sole portfolio manager of the Growth Fund, KB is the sole portfolio manager for the Emerging Growth Fund, WP is the sole portfolio manager of the Small Capitalization Value Fund and Sasco is the sole portfolio manager of the Contrarian Value Fund. Each of Provident, WCM, KB and Sasco has entered into a separate sub-advisory contract with the applicable Fund and the Adviser, and WP has entered into an interim sub-advisory contract with the Small Capitalization Value Fund and the Adviser (collectively, the Sub-Advisory Agreements"). Pursuant to their respective Sub-Advisory Agreements, each of the portfolio managers makes specific portfolio investments in accordance with such Fund's investment objective and the portfolio manager's investment approach and strategies.

       Portfolio managers of the Funds, including Provident, WCM, KB, WP and Sasco, are employed and may be terminated by the Adviser subject to prior approval by the Board of Directors of the Corporation. The employment of a new portfolio manager currently requires the prior approval of the shareholders of the applicable Fund. The Corporation, however, may request an order of the Securities and Exchange Commission exempting the Funds from the requirements under the Investment Company Act of 1940 relating to shareholder approval of new portfolio managers. There can be no assurance that the Corporation will request such an order, or, if requested, that such an order will be granted with respect to the Funds. Selection and retention criteria for portfolio managers include: (i) their historical performance records; (ii) consistent performance in the context of the markets and preservation of capital in declining markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the portfolio manager to apply its approach consistently. Each portfolio manager will not necessarily exhibit all of the criteria to the same degree. Portfolio managers are paid by the Adviser (not the Funds).

       The portfolio managers' activities are subject to general supervision by the Adviser and the Board of Directors of the Corporation. Although the Adviser and the Board do not evaluate the investment merits of the portfolio managers' specific securities selections, they do review the performance of each portfolio manager relative to the selection criteria.


       Fiduciary Management, Inc. is also the Administrator to each of the Funds. Pursuant to separate administration agreements entered into between each of the Funds and the Adviser (the "Administration Agreements"), the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. The Adviser at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Adviser receives from each of the Funds a fee of 0.2% per annum on the first $25,000,000 of the daily net assets of such Fund, 0.1% per annum on the next $20,000,000 of the daily net assets of such Fund and 0.05% per annum of the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of $20,000. The Adviser has waived this minimum fee for the Strategy Fund, the Growth Fund and the Contrarian Value Fund. The Adviser separately charges the Funds varying fees for blue sky filings. During the fiscal years ended June 30, 2002, 2001 and 2000, the Strategy Fund paid the Adviser $15,954, $36,995 and $48,889, respectively, pursuant to such Fund's Administration Agreement. During the fiscal years ended June 30, 2002, 2001 and 2000, the Growth Fund paid the Adviser $17,469, $17,275 and $34,162, respectively, pursuant to such Fund's Administration Agreement. During the fiscal years ended June 30, 2002, 2001 and 2000, the Small Capitalization Value Fund paid the Adviser $71,306, $63,219 and $68,994, respectively pursuant to such Fund's Administration Agreement. During the fiscal years ended June 30, 2002, 2001 and 2000, the Contrarian Value Fund paid the Adviser $17,078, $11,260 and $17,776, respectively, pursuant to such Fund's Administration Agreement. The Emerging Growth Fund did not commence operations until September 30, 1999. During the fiscal years ended June 30, 2002 and 2001 and the period from September 30, 1999 through June 30, 2000, the Emerging Growth Fund paid the Adviser $45,741, $22,811 and $12,831, respectively, pursuant to such Fund's Administration Agreement.

       The Management Agreement and respective Sub-Advisory Agreements of each of the Funds (other than the Strategy Fund and the Small Capitalization Value
Fund) will remain in effect until October 15, 2003. The Strategy Fund's Sub-Advisory Agreement will remain in effect until September 9, 2004. After the respective termination dates of the above-referenced Sub-Advisory Agreements, each of these Sub-Advisory Agreements will continue in effect for as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation, or, in the case of the Management Agreement, by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Management Agreement or Sub-Advisory Agreement relating to the applicable Fund or interested persons of the Adviser or applicable Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreements will remain in effect until terminated. WP's interim sub-advisory contract will remain in effect until the shareholders of the Small Capitalization Value Fund approve a new sub-advisory contract or until March, 2003, whichever is sooner, as more fully set forth in the proxy statement that the Corporation will file to seek shareholder approval for a new sub-advisory contract. The Management Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the applicable Fund's shareholders, on 60 days written notice to the Adviser and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned. Each of the Sub-Advisory Agreements provides that it may be terminated by any party upon giving 30 days written notice to the other parties (other than WP's interim sub-advisory agreement, which provides that only the Corporation or a majority of the Small Capitalization Value Fund's outstanding voting securities may terminate the agreement, on written notice of not more than 10 calendar days) and that it shall be automatically terminated if it is assigned. Each of the Administration Agreements provides that it may be terminated at any time without the payment of any penalty by the Board of Directors of the Corporation on 90 days written notice to the Adviser and by the Adviser on the same notice to the applicable Fund.

       The Management Agreement, the Sub-Advisory Agreements and the Administration Agreements provide that the Adviser, Provident, WCM, KB, WP and Sasco, as the case may be, shall not be liable to either of the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Management Agreement, the Sub-Advisory Agreements and the Administration Agreements also provide that the Adviser, Provident, WCM, KB, WP and Sasco, and their respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.


                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

       The net asset value of each Fund normally will be determined as of the close of regular trading (currently 4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange may also be closed on national days of mourning.

       The per share net asset value of each Fund is determined by dividing the total value of such Fund's net assets (i.e., its assets less its liabilities) by the total number of its shares outstanding at that time. Securities traded on any national stock exchange or quoted on the Nasdaq National Market System will be valued on the basis of the last sale price on the date of valuation or, in the absence of any sales on that date, the most recent bid price. Other securities will be valued by an independent pricing service at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Corporation's Board of Directors.


       Each of the Funds may provide from time to time, in advertisements, reports to shareholders and other communications with shareholders, its average annual compounded rate of return and its total return (before and after taxes). Each of the Funds may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Morningstar, Inc. and Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines; and The Wall Street Journal. (Morningstar, Inc. and Lipper Analytical Services, Inc. are independent ranking services that rank over 1,000 mutual funds based upon total return performance.) Each of the Funds may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the S&P 500 Index, S&P 400 Mid-Cap Growth Index, S&P 600 Small Cap Growth Index, Lehman Intermediate Corporate Bond Index, Russell 1000 Growth Index, Russell 2000 Index, Russell 2000 Growth Index, Russell Midcap Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

Average Annual Total Return


       A Fund's average annual compounded rate of return refers to the rate of return which, if applied to an initial investment in such Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in such Fund at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees. Each Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in a Fund for a specific period (again reflecting changes in share price and assuming reinvestment of dividends and distributions).

       Any total rate of return quotation for a particular Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by such Fund during that period. Any period total rate of return quotation of a

Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding
(A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of a Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

       The foregoing computation may also be expressed by the following formula:

                                        n
                                  P(1+T)  = ERV

                 P    =      a hypothetical initial payment of $1,000

                 T    =      average annual total return

                 n    =      number of years

               ERV    =      ending redeemable value of a hypothetical $1,000
                             payment made at the beginning of the stated periods at the end of the stated periods.

       Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.


       The Strategy Fund's average annual compounded returns for the one-year, five-year and ten-year periods ended June 30, 2002 and for the period from the Fund's commencement of operations (December 30, 1986) through June 30, 2002 were -15.68%, 3.83%, 9.58% and 10.68%, respectively. The Growth Fund's average annual compounded returns for the one-year and five-year periods ended June 30, 2002 were -22.53% and 1.75%, respectively, and for the period from the Growth Fund's commencement of operations (July 1, 1995) through June 30, 2002 was 6.15%. The Small Capitalization Value Fund's average annual compounded return for the one-year and five-year periods ended June 30, 2002 were 14.73% and 6.41%, respectively, and for the period from the Small Capitalization Value Fund's commencement of operations (September 16, 1996) through June 30, 2002 was 9.28%. The Contrarian Value Fund's average annual compounded return for the one-year period ended June 30, 2002 was 8.89%, and for the period from the Contrarian Value Fund's commencement of operations (December 30, 1997) through June 30, 2002 was 7.85%. The Emerging Growth

Fund's total return for the one-year period ended June 30, 2002 and the period from September 30, 1999 through June 30, 2002 was -20.05% and -3.00%, respectively.

       The results below show the value of an assumed initial investment in the Strategy Fund of $10,000 made on December 30, 1986 through June 30, 2002, assuming reinvestment of all dividends and distributions. (From December 17, 1987 until December 31, 1994 Fiduciary Management, Inc. was the investment adviser to the Strategy Fund (serving also as portfolio manager) and from January 1, 1995 until October 15, 2001 Resource Capital Advisers, Inc. was the investment adviser to the Strategy Fund and Palm Beach Investment Advisers, LLC was Portfolio Manager.)


                              Value of $10,000           Cumulative % Change
Date                            Investment              (i.e. total return)
----                            ----------------        -------------------
December 31, 1986                $ 10,000                        ---
December 31, 1987                  11,225                        +12.2%
December 31, 1988                  13,554                        +35.5
December 31, 1989                  15,341                        +53.4
December 31, 1990                  14,663                        +46.6
December 31, 1991                  19,070                        +90.7
December 31, 1992                  21,052                       +110.5
December 31, 1993                  23,381                       +133.8
December 31, 1994                  22,909                       +129.1
December 31, 1995                  28,221                       +182.2
December 31, 1996                  34,000                       +240.0
December 31, 1997                  44,214                       +342.1
December 31, 1998                  61,321                       +513.2
December 31, 1999                  76,722                       +667.2
June 30, 2000                      78,282                       +682.8
June 30, 2001                      57,142                       +471.4

June 30, 2002                      48,184                       +381.8

       The results below show the value of an assumed initial investment in the Growth Fund of $10,000 made on June 30, 1995 through June 30, 2002, assuming reinvestment of all dividends and distributions. (From June 30, 1995 through October 15, 2001 Resource Capital Advisers, Inc. was the investment adviser to the Growth Fund.)


                             Value of $10,000           Cumulative % Change
Date                            Investment              (i.e. total return)
----                          ---------------           -------------------
December 31, 1995                $10,860                       +8.6%
December 31, 1996                 12,690                       +26.9
December 31, 1997                 15,533                       +55.3
December 31, 1998                 20,074                      +100.7
December 31, 1999                 23,903                      +139.0
June 30, 2000                     24,711                      +147.1
June 30, 2001                     19,596                       +96.0

June 30, 2002                     15,181                       +51.8

       The results below show the value of an assumed initial investment in the Small Capitalization Value Fund of $10,000 made on September 16, 1996 through June 30, 2002, assuming reinvestment of all dividends and distributions. (From September 16, 1996 through October 15, 2001 Resource Capital Advisers, Inc. was the investment adviser to the Small Capitalization Value Fund.)


                                Value of $10,000        Cumulative % Change
                                   Investment           (i.e. total return)
                                ----------------        -------------------
Date
December 31, 1996                  $10,908                        +9.1%
December 31, 1997                   13,207                       +32.1
December 31, 1998                   12,697                       +27.0
December 31, 1999                   12,703                       +27.0
June 30, 2000                       11,923                       +19.2
June 30, 2001                       14,565                       +45.6

June 30, 2002                       16,710                       +67.1

       The results below show the value of an assumed initial investment in the Contrarian Value Fund of $10,000 made on December 30, 1997 through June 30, 2002, assuming reinvestment of all dividends and distributions. (From December 30, 1997 through October 15, 2001 Resource Capital Advisers, Inc. was the investment adviser to the Contrarian Value Fund.)


                             Value of $10,000             Cumulative % Change
Date                            Investment                (i.e. total return)
----                        ------------------            -------------------
December 31, 1997                $10,030                         +0.3%
December 31, 1998                  9,120                         -8.8
December 31, 1999                  9,059                         -9.4
June 30, 2000                      9,217                         -7.8
June 30, 2001                     12,901                        +29.0

June 30, 2002                     14,048                        +40.5

       The results below show the value of an assumed initial investment in the Emerging Growth Fund of $10,000 made on September 30, 1999 through June 30, 2002, assuming reinvestment of all dividends and distributions. (From September 30, 1999 through October 15, 2001 Resource Capital Advisers, Inc. was the investment adviser to the Emerging Growth Fund.)


                             Value of $10,000             Cumulative % Change
Date                            Investment                (i.e. total return)
----                        ------------------            -------------------
December 31, 1999                $12,992                         +29.9%
June 30, 2000                     12,921                         +29.2
June 30, 2001                     11,505                         +15.0

June 30, 2002                      9,198                          -8.0

Average Annual Total Return (After Taxes on Distributions)*

       The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:


                                       n
                                 P(1+T)  = ATV
                                              D

         Where:

         P       =    a hypothetical initial payment of $1,000

         T       =    average annual total return (after taxes on distributions)
         n       =    number of years

         ATV     =    ending value of a hypothetical $1,000
            D         payment made at the beginning of the one,
                      five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions, but not after taxes on redemption.

       The Strategy Fund's average annual total returns (after taxes on distributions) for the one-year, five-year and ten-year periods ended June 30, 2002 were -25.01%, -0.79% and 5.89%, respectively. The Growth Fund's average annual total returns (after taxes on distributions) for the one-year and five-year periods ended June 30, 2002 were -22.53% and -4.98%, respectively, and for the period from the Growth Fund's commencement of operations (July 1, 1995) through June 30, 2002 was 1.08%. The Small Capitalization Value Fund's average annual total returns (after taxes on distributions) for the one-year and five-year periods ended June 30, 2002 were 13.84% and 5.95%, respectively, and for the period from the Small Capitalization Value Fund's commencement of operations (September 16, 1996) through June 30, 2002 was 8.86%. The Contrarian Value Fund's average annual total returns (after taxes on distributions) for the one-year period ended June 30, 2002 was 8.83%, and for the period from the Contrarian Value Fund's commencement of operations (December 30, 1997) through June 30, 2002 was 7.27%. The Emerging Growth Fund's average annual total returns (after taxes on distributions) for the one-year period ended June 30, 2002 and the period from September 30, 1999 through June 30, 2002 was -20.05% and -3.16%, respectively.

Average Annual Total Returns (After Taxes on Distributions and Redemptions)*

       The average annual total returns (after taxes on distribution and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

            Where:

            P       =     a hypothetical initial investment of $1,000

            T       =     average and annual total return (after taxes on
                          distributions and redemptions)

            n       =     number of years

            ATV     =     ending value of a hypothetical $1,000
               DR         payment made at the beginning of the one,
                          five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions and redemptions

       The Strategy Fund's average annual total returns (after taxes on distribution and redemptions) for the one-year, five-year and ten-year periods ended June 30, 2002 were 1.23%, 4.20% and 7.96%, respectively. The Growth Fund's average annual total returns (after taxes on distribution and redemptions) for the one-year and five-year periods ended June 30, 2002 were -13.83% and 0.77%, respectively, and for the period from the Growth Fund's commencement of operations (July 1, 1995) through June 30, 2002 was 4.58%. The Small Capitalization Value Fund's average annual total returns (after taxes on distribution and redemptions) for the one-year and five-year periods ended June 30, 2002 were 8.98% and 5.00%, respectively, and for the period from the Small Capitalization Value Fund's commencement of operations (September 16, 1996) through June 30, 2002 was 7.47%. The Contrarian Value Fund's average annual total returns (after taxes on distribution and redemptions) for the one-year period ended June 30, 2002 was 5.46%, and for the period from the Contrarian Value Fund's commencement of operations (December 30, 1997) through June 30, 2002 was 6.08%. The Emerging Growth Fund's average annual total returns (after taxes on distribution and redemptions) for the one-year period ended June 30, 2002 and the period from September 30, 1999 through June 30, 2002 was -12.31% and -2.45%, respectively.

----------------
              * Note: For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions," all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and the effect of phase outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance measurement period. The tax rates on distributions used correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). For purposes of the computation of "after taxes on distributions and redemptions," the ending redeemable value (variable ATVDR) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Generally, the calculation assumes the highest federal individual capital gains tax rates for gains of the appropriate character in effect on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are generally not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       The foregoing performance results (before and after taxes) are based on historical earnings and should not be considered as representative of the performance of the Strategy Fund, the Growth Fund, the Small Capitalization Value Fund, the Contrarian Value Fund or the Emerging Growth Fund in the future. Such performance results also reflect reimbursements made to keep total fund operating expenses at or below 1.3% of average daily net assets. An investment in each of the Strategy Fund, the Growth Fund, the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                             DISTRIBUTION OF SHARES

       Each of the Funds has adopted a Distribution Plan (the "Plan") in anticipation that such Fund will benefit from the Plan through increased sales of shares, thereby reducing such Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan provides that each Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of such Fund's average daily net assets. However, each of the Funds presently intends not to utilize the Plan or pay any 12b-1 fees during the fiscal year ending June 30, 2003. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by a Fund may be spent by such Fund on any activities or expenses primarily intended to result in the sale of shares of such Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Corporation as the Funds do not currently employ a distributor. To the extent any activity financed by the Plan is one which a Fund may finance without a 12b-1 plan, such Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

       The Plan may be terminated by any Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of such Fund. Messrs. Allen, Dalton, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a particular Fund provided for in the Plan requires approval of the shareholders of such Fund and the Board of Directors, including the Rule 12b-1 Directors.


       While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. None of the Funds incurred any distribution costs pursuant to the Plan during the fiscal year ended June 30, 2002.


                                RETIREMENT PLANS

       Each of the Funds offers the following retirement plans that may be funded with purchases of shares of such Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts and Coverdell Education Savings Accounts

       Individual shareholders may establish their own Individual Retirement Account ("IRA"). Each of the Funds currently offers a Traditional IRA, a Roth IRA and Coverdell Education Savings Account (an "Education IRA"), that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.


       Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

       Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.


       For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the shareholder's compensation (earned income). The "annual limit" is $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 beginning in 2008. After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of up to $500 in 2002 through 2005 and $1,000 beginning in 2006. In no event, however, may the total contribution made to a Traditional or Roth IRS exceed one hundred percent (100%) of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

       Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. In 2002 and subsequent years, the maximum annual contribution will be $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.


       Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan


       A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, 25% of compensation (disregarding for this purpose compensation in excess of $200,000 per year). The $200,000 compensation limit applies for 2002 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.


SIMPLE IRA


       An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,500 per year to the SIMPLE IRA. The applicable dollar limit for 2002 is $7,000 and will increase to $8,000 in 2003, $9,000 in 2004, and $10,000 in 2005.
For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE Plan may generally contribute an additional "catch-up" contribution for the year of up to $500 in 2002, $1,000 in 2003, $1,500 in 2004, $2,000 in 2005 and $2,500 in 2006.
After 2006, the annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special

SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth
IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

       A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of any Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))


       A prototype defined contribution plan is available for employers who wish to purchase shares of any Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The annual limit on employee salary reduction contributions is $11,000 for 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After 2006, the annual limit will be adjusted for cost-of-living increases although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. Employees who are age 50 or older and who have contributed the maximum otherwise permitted under the plan may generally make a "catch-up" contribution for the year of up to $1,000 in 2002, $2,000 in 2003, $3,000 in 2004, $4,000 in 2005 and
$5,000 in 2006. After 2006, the amount of the "catch-up" contribution that may be made for a year will be adjusted periodically for cost of living increases. In 2002 and subsequent years, the maximum annual contribution that may be allocated to the account of any participant will be generally the lesser of $40,000 or 100% of compensation (earned income). Compensation in excess of $200,000 in 2002 and in subsequent years (as periodically indexed for cost-of-living increases) is disregarded for this purpose. The maximum amount that is deductible by the employer to either type of plan is generally limited to 25% of the participating employee's compensation.


Retirement Plan Fees

       U.S. Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. U.S. Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the appropriate Fund. For such services, the following fees are charged against the accounts of participants; $12.50 annual maintenance fee per participant account ($25 maximum per taxpayer identification number); $15 for transferring to a successor trustee or custodian; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit. The fee schedule of U.S. Bank, N.A. may be changed upon written notice.

       Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

       Shareholders wishing to invest fixed dollar amounts in a particular Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

       The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

       The right to redeem shares of the Funds will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Funds to dispose of their securities or fairly to determine the value of their net assets.

                               EXCHANGE PRIVILEGE

       Investors may exchange shares of any of the Funds for shares of any other Fund, as well as for shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Funds at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or the Adviser of, an investment in the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the Prospectus of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund, as applicable, before exercising the exchange privilege. There is a five dollar ($5) fee for each telephone exchange, and no fee for a written exchange.

       The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund and the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Funds or the FMI Focus Fund, the FMI Large Cap Fund, the FMI Common Stock Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

       For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

                           SYSTEMATIC WITHDRAWAL PLAN

       The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of any Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his shares of a particular Fund with the Corporation and appoints it as his agent to effect redemptions of shares of such Fund held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of any Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555.

       The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares of a particular Fund in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional shares of such Fund, at net asset value, all income dividends and capital gains distributions payable by the Corporation on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares of such Fund in his account at any time.

       Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.


       The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC, the Funds' transfer agent.


                        ALLOCATION OF PORTFOLIO BROKERAGE


       Decisions to buy and sell securities are made (i) for the Strategy Fund by the Adviser and Provident; (ii) for the Growth Fund by the Adviser and WCM;
(iii) for the Emerging Growth Fund by the Adviser and KB; (iv) for the Small Capitalization Value Fund by the Adviser and WP; and (v) for the Contrarian Value Fund by the Adviser and Sasco; in each case subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser, Provident, WCM, KB, WP and Sasco to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the evaluation by the Adviser, Provident, WCM, KB, WP and/or Sasco of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser, Provident, WCM, KB, WP or Sasco may feel that better prices are available from non-principal market makers who are paid commissions directly. Each of the Funds may place portfolio orders with broker-dealers who recommend the purchase of such Fund's shares to clients if the Adviser, Provident, WCM, KB, WP or Sasco, as the case may be, believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

       In allocating brokerage business for the Funds, the Adviser, Provident, WCM, KB, WP and Sasco also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation.

While each of the Adviser, Provident, WCM, KB, WP and Sasco believes these services have substantial value, they are considered supplemental to the efforts of the Adviser, Provident, WCM, KB, WP or Sasco in the performance of its duties under the applicable Management Agreement or Sub-Advisory Agreement. Other clients of the Adviser, Provident, WCM, KB, WP or Sasco may indirectly benefit from the availability of these services to the Adviser, Provident, WCM, KB, WP or Sasco, and the Funds may indirectly benefit from services available to the Adviser, Provident, WCM, KB, WP or Sasco as a result of transactions for other clients. Each of the Management Agreements and Sub-Advisory Agreements provides that the Adviser, Provident, WCM, KB, WP or Sasco, as the case may be, may cause the applicable Fund to pay a broker which provides brokerage and research services to the Adviser, Provident, WCM, KB, WP or Sasco, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser, Provident, WCM, KB, WP or Sasco determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the overall responsibilities of the Adviser, Provident, WCM, KB, WP or Sasco with respect to the applicable Fund and the other accounts as to which it exercises investment discretion. Brokerage commissions paid by the Strategy Fund totaled $24,215 on transactions having a total market value of $24,842,543; $55,877 on transactions having a total market value of $44,953,810; and $29,654 on transactions having a total market value of $21,376,842, for the fiscal years ended June 30, 2000, 2001 and 2002, respectively. During the fiscal years ended June 30, 2000, 2001 and 2002, the Growth Fund paid brokerage commissions of $59,594 on transactions having a total market value of $46,760,831; $15,495 on transactions having a total market value of $13,341,028; and $9,496 on transactions having a total market value of $5,469,677, respectively. During the fiscal years ended June 30, 2000, 2001 and 2002 the Small Capitalization Value Fund paid brokerage commissions of $92,579 on transactions having a total market value of $32,693,373; $123,660 on transactions having a total market value of $39,051,076; and $119,853 on transactions having a total market value of $38,171,994, respectively. During the fiscal years ended June 30, 2000, 2001 and 2002, the Contrarian Value Fund paid $34,906 on transactions having a total market value of $14,407,820; $11,824 on transactions having a total market value of $5,039,743; and $11,683 on transactions having a total market value of $4,418,976, respectively. The Emerging Growth Fund did not commence operations until September 30, 1999. During the period from September 30, 1999 through June 30, 2000 the Emerging Growth Fund paid brokerage commissions of $7,776 on transactions having a total market value of $3,058,514. During the fiscal year ended June 30, 2001 and 2002, the Emerging Growth Fund paid brokerage commissions of $8,136 on transactions having a total market value of $3,620,230 and $39,987 on transactions having a total market value of $15,619,057. All of the brokers to whom commissions were paid by the Strategy Fund, the Growth Fund, the Small Capitalization Value Fund, the Contrarian Value Fund and the Emerging Growth Fund provided research services to the respective portfolio manager.


                                    CUSTODIAN


       U.S. Bank Institutional Trust and Custody ("U.S. Bank Trust"), 425 Walnut Street, Cincinnati, OH 45202, acts as custodian for the Funds. As such, U.S. Bank Trust holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank Trust does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services LLC, an affiliate of U.S. Bank Trust, also acts as the Funds' transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                                      TAXES

       Each of the Funds will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.

       Each of the Funds has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

       Each of the Funds intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from each Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions from each Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of a Fund. A portion of the income distributions of the Funds may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

       From time to time the Funds may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Funds' dividend paid deduction.


       The Growth Fund has $252,680 of a capital loss carryover (expiring in varying amounts through June 30, 2010). The Emerging Growth Fund has $2,576,441 of a capital loss carryover (expiring in varying amounts through June 30, 2010). The Contrarian Value Fund has $1,513,340 of a capital loss carryover (expiring in varying amounts through June 30, 2010). To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.


       Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

       Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.


       Each Fund may be required to withhold Federal income tax at a rate of thirty percent (30%) ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.


       This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in a Fund.

                              SHAREHOLDER MEETINGS

       The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and, at its discretion, may not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

       The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

       Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or
(2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

       If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

       After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE


       The Corporation's authorized capital consists of 10,000,000,000 shares of Common Stock of which 300,000,000 are allocated to the Strategy Fund, 300,000,000 are allocated to the Growth Fund, 300,000,000 are allocated to the Emerging Growth Fund, 300,000,000 are allocated to the Small Capitalization Value Fund and 300,000,000 are allocated to the Contrarian Value Fund. Each share outstanding entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Wisconsin law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement).


       The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the

Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

       There are no conversion or sinking fund provisions applicable to the shares of any Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the Corporation's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

       The shares of each Fund are redeemable and are freely transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares of each Fund entitle the holder to the same rights as whole shares of such Fund.


       The Corporation will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of each Fund. Any shareholder may deliver certificates to U.S. Bancorp Fund Services, LLC and direct that his account be credited with the shares. A shareholder may direct U.S. Bancorp Fund Services, LLC at any time to issue a certificate for his shares without charge.


                             INDEPENDENT ACCOUNTANTS

       PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent accountants for the Corporation and has so served since the fiscal year ended September 30, 1989.

                        DESCRIPTION OF SECURITIES RATINGS

       Each of the Funds may invest in various securities assigned ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc. A brief description of the ratings symbols and their meanings follows.

       Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers of lessees.

       The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

       The ratings are based, in varying degrees, on the following considerations:

       I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

       II. Nature of and provisions of the obligation;

       III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

       AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

       AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       BB, B, CCC, CC Bonds are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

       Moody's Investors Service, Inc Bond Ratings.

       Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

       Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

       A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

       A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

       A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

       Standard & Poor's Preferred Stock Ratings. A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

       The preferred stock ratings are based on the following considerations:

       I. Likelihood of payment -- capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

       II. Nature of, and provisions of, the issue.

       III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

       "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

       "AA" A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

       "A" An issued rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

       "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

       "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                OTHER INFORMATION

Item 23. Exhibits

           (a)(i) Restated Articles of Incorporation, as amended, of the Registrant.(2)

          (a)(ii) Articles of Amendment relating to Series E Common Stock of the Registrant.(4)

         (a)(iii) Articles of Amendment relating to change of name of the Registrant and the Registrant's series.(6)

          (a)(iv) Articles of Amendment relating to change of name of the Registrant's series.

              (b)   By-laws, as amended, of the Registrant.(2)

              (c) Incorporated by reference to the Registrant's Articles of Incorporation, as amended, and the Registrant's By-laws, as amended.

           (d)(i) Investment Advisory Agreement between Fiduciary Management, Inc. and the Registrant on behalf of the FMI Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Bayer Emerging Growth Fund, FMI Woodland Small Capitalization Value Fund and FMI Sasco Contrarian Value Fund.

          (d)(ii) Sub-Advisory Agreement among FMI Winslow Growth Fund, Fiduciary Management, Inc. and Winslow Capital Management, Inc.(6)

         (d)(iii) Sub-Advisory Agreement among FMI Provident Trust Strategy Fund, Fiduciary Management, Inc. and Provident Trust Company.

          (d)(iv) Interim Sub-Advisory Agreement among FMI Woodland Small Capitalization Value Fund, Fiduciary Management, Inc. and Woodland Partners LLC.

           (d)(v) Sub-Advisory Agreement among FMI Sasco Contrarian Value Fund, Fiduciary Management, Inc. and Sasco Capital, Inc.(6)

          (d)(vi) Sub-Advisory Agreement among FMI Knappenberger Bayer Emerging Growth Fund, Fiduciary Management, Inc. and KB Growth Advisors, LLC.(6)

              (e)   None.

              (f)   None.

           (g)(i) Custodian Agreement between FMI Provident Trust Strategy Fund (formerly FMI AAM Palm Beach Total Return Fund) and Firstar Trust Company (predecessor to U.S. Bank Trust).(2)

          (g)(ii) Custodian Agreement between FMI Winslow Growth Fund and Firstar Trust Company (predecessor to U.S. Bank Trust)(2)

          (g)(iii) Custodian Agreement between FMI Woodland Small Capitalization Value Fund and Firstar Trust Company (predecessor to U.S. Bank Trust).(2)

          (g)(iv) Custodian Agreement between FMI Sasco Contrarian Value Fund and Firstar Trust Company (predecessor to U.S. Bank Trust).(3)

           (g)(v) Custodian Agreement between FMI Knappenberger Bayer Emerging Growth Fund and Firstar Bank Milwaukee, N.A. (predecessor to U.S. Bank Trust) (4)

           (h)(i) Administrative Agreement, including addendum, between FMI Provident Trust Strategy Fund (formerly FMI AAM Palm Beach Total Return Fund) and Fiduciary Management, Inc.(2)

          (h)(ii) Administrative Agreement, including addendum, between FMI Winslow Growth Fund and Fiduciary Management, Inc.(2)

         (h)(iii) Administrative Agreement, including addendum, between FMI Woodland Small Capitalization Value Fund and Fiduciary Management, Inc.(1)

          (h)(iv) Administrative Agreement, including addendum, between FMI Sasco Contrarian Value Fund and Fiduciary Management, Inc.(3)

           (h)(v) Administrative Agreement, including addendum, between FMI Knappenberger Bayer Emerging Growth Fund and Fiduciary Management, Inc. (4)

              (i)   Opinion of Foley & Lardner, counsel for Registrant.

              (j)   Consent of PricewaterhouseCoopers LLP.

              (k)   None.

              (l)   Subscription Agreement.(2)

           (m)(i) Amended and Restated Servicing and Distribution Plan of the Registrant.(2)

          (m)(ii)   Servicing and Distribution Agreement.(2)

              (n)   None.

              (o)   None.

           (p)(i)   Code of Ethics of the Registrant.

          (p)(ii)   Code of Ethics of Fiduciary Management, Inc.

         (p)(iii)   Code of Ethics of Provident Trust Company.

          (p)(iv)   Code of Ethics of Winslow Capital Management, Inc.(5)

           (p)(v)   Code of Ethics of Woodland Partners LLC.(5)

          (p)(vi)   Code of Ethics of Sasco Capital, Inc.(5)

         (p)(vii)   Code of Ethics of KB Growth Advisors, LLC.(5)

--------------------

(1) Previously filed as an exhibit to Amendment No. 15 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 15 was filed on July 3, 1996 and its accession number is 0000897069-96-000189.

(2) Previously filed as an exhibit to Amendment No. 18 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 18 as filed on October 1, 1997 and its accession number is 0000897069-97-000403.

(3) Previously filed as an exhibit to Amendment No. 19 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 19 was filed on October 16, 1997 and its accession number is 0000897069-97-000415.

(4) Previously filed as an exhibit to Amendment No. 22 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 22 was filed on July 15, 1999 and its accession number is 0000897069-99-000376.

(5) Previously filed as an exhibit to Amendment No. 23 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 23 was filed on October 31, 2000 and its accession number is 0000897069-00-000528.

(6) Previously filed as an exhibit to Amendment No. 24 to the Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 24 was filed on October 31, 2001 and its accession number is 0000897069-01-500516.

Item 24. Persons Controlled by or under Common Control with Registrant


       The Registrant does not control any person, nor is any person under common control with the Registrant.


Item 25. Indemnification


       Pursuant to the Wisconsin Business Corporation Law and the Registrant's By-Laws, each of the Registrant's corporate representatives is entitled to the mandatory indemnification described below. The indemnification provided by the Wisconsin Business Corporation Law and the Registrant's By-Laws is not exclusive of any other rights to which a director or officer may be entitled. The general effect of the indemnification available to an officer or director may be to reduce the circumstances under which the officer or director is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or director.

       A corporate representative, which includes an officer or director, is entitled to mandatory indemnification from the Registrant against certain liabilities and expenses (i) to the extent such a corporate representatives is successful in the defense of a proceeding and (ii) in proceedings in which such a corporate representatives is not successful in defense thereof, unless (in the latter case only) it is determined that the corporate representative breached or failed to perform the corporate representative's duties to the Registrant and such breach or failure constituted: (a) a willful failure to deal fairly with the Registrant or the Registrant's shareholders in connection with a matter in which the corporate representative had a material conflict of interest; (b) a violation of the criminal law unless the corporate representative had reasonably cause to believe the corporate representative's conduct was lawful or had no reasonable cause to believe the corporate representative's conduct was unlawful;
(c) a transaction from which the corporate representative derived an improper personal profit; or (d) willful misconduct. The Wisconsin Business Corporation Law specifically states that it is the public policy of Wisconsin to require or permit indemnification, allowance or expenses and insurance in connection with a proceeding involving securities regulation, as described therein, to the extent required or permitted, as described above. Additionally, under the Wisconsin Business Corporation Law, the Registrant's directors are not subject to personal liability to the Registrant, the Registrant's shareholders or any person asserting rights on behalf thereof for certain breaches or failures to perform any duty resulting solely from their status as directors, except in circumstances paralleling those in subparagraphs (a) through (d) outlined above.

       Under certain circumstances, the Registrant is required to advance expenses for the defense of any action for which indemnification may be available.


       Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

       Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27. Principal Underwriters


       The Registrant has no principal underwriters.


Item 28. Location of Accounts and Records


       All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of the Registrant's Administrator, Fiduciary Management, Inc., at its corporate offices, 225 East Mason Street, Milwaukee, Wisconsin 53202; the Registrant's investment adviser, Fiduciary Management, Inc., at its corporate offices, 225 East Mason Street, Milwaukee, Wisconsin 53202; the FMI Strategy Fund's portfolio manager, Provident Trust Company, at its corporate offices, N27 W23957 Paul Road, Suite 204, Pewaukee, Wisconsin 53072; the FMI Winslow Growth Fund's portfolio manager, Winslow Capital Management, Inc., at its corporate offices, 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402; the FMI Knappenberger Bayer Emerging Growth Fund's portfolio manager, KB Growth Advisors, LLC, at its offices, 601 Carlson Parkway, Suite 950, Minnetonka, Minnesota 55305; the FMI Woodland Small Capitalization Value Fund's portfolio manager, Woodland Partners LLC, at its offices, 60 South Sixth Street, Suite 3750, Minneapolis, Minnesota 55402; the FMI Sasco Contrarian Value Fund's portfolio manager, Sasco Capital, Inc., at its corporate offices, 10 Sasco Hill Road, Fairfield, CT 06824; or the Registrant's transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


Item 29. Management Services


       All management-related service contracts entered into by the Registrant are discussed in Parts A and B of this Registration Statement.


Item 30. Undertakings


       Not applicable.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin on the 30th day of October, 2002.

                                           FMI MUTUAL FUNDS, INC.
                                           (Registrant)



                                            By:  /s/ Ted D. Kellner
                                                 -------------------------------
                                                 Ted D. Kellner, President



       Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

         Name                    Title                             Date
         ----                    -----                             ----

/s/ Ted D. Kellner                Principal Executive,       October 30, 2002
-----------------------------
Ted D. Kellner                    Financial and
                                  Accounting Officer

/s/ Donald S. Wilson              Director                   October 28, 2002
-----------------------------
Donald S. Wilson

/s/ Barry K. Allen                Director                   October 30, 2002
-----------------------------
Barry K. Allen

/s/ George D. Dalton              Director                   October 30, 2002
-----------------------------
George D. Dalton

/s/ Gordon H. Gunnlaugsson        Director                   October 30, 2002
-----------------------------
Gordon H. Gunnlaugsson

/s/ Paul S. Shain                 Director                   October 30, 2002
-----------------------------
Paul S. Shain

                                  EXHIBIT INDEX

Exhibit No.                                Exhibit
-----------                                -------

   (a)(i)    Restated Articles of Incorporation, as amended, of the Registrant.*

  (a)(ii) Articles of Amendment relating to Series E Common Stock of the Registrant.*

 (a)(iii) Articles of Amendment relating to change of name of the Registrant and the Registrant'.*

  (a)(iv) Articles of Amendment relating to change of name of the Registrant's series.

      (b)    By-laws, as amended, of the Registrant.*

      (c) Incorporated by reference to the Registrant's Articles of Incorporation, as amended, and the Registrant's By-laws, as amended.

   (d)(i) Investment Advisory Agreement between Fiduciary Management, Inc. and the Registrant on behalf of the FMI Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Bayer Emerging Growth Fund, FMI Woodland Small Capitalization Value Fund and FMI Sasco Contrarian Value Fund.

  (d)(ii) Sub-Advisory Agreement among FMI Winslow Growth Fund, Fiduciary Management, Inc. and Winslow Capital Management, Inc. *

 (d)(iii) Sub-Advisory Agreement among FMI Provident Trust Strategy Fund, Fiduciary Management, Inc. and Palm Beach Investment Advisers, LLC.

  (d)(iv) Interim Sub-Advisory Agreement among FMI Woodland Small Capitalization Value Fund, Fiduciary Management, Inc. and Woodland Partners LLC.

   (d)(v) Sub-Advisory Agreement among FMI Sasco Contrarian Value Fund, Fiduciary Management, Inc. and Sasco Capital, Inc. *

  (d)(vi) Sub-Advisory Agreement among FMI Knappenberger Bayer Emerging Growth Fund, Fiduciary Management, Inc. and KB Growth Advisors, LLC.*

      (e)    None.

      (f)    None.

   (g)(i) Custodian Agreement between FMI Provident Trust Strategy Fund (formerly FMI AAM Palm Beach Total Return Fund) and Firstar Trust Company (predecessor to U.S. Bank Trust).*

  (g)(ii) Custodian Agreement between FMI Winslow Growth Fund and Firstar Trust Company (predecessor to U.S. Bank Trust).*

 (g)(iii) Custodian Agreement between FMI Woodland Small Capitalization Value Fund and Firstar Trust Company (predecessor to U.S. Bank Trust).*

  (g)(iv) Custodian Agreement between FMI Sasco Contrarian Value Fund and Firstar Trust Company (predecessor to U.S. Bank Trust).*

   (g)(v) Custodian Agreement between FMI Knappenberger Bayer Emerging Growth Fund and Firstar Bank Milwaukee, N.A. (predecessor to U.S. Bank Trust).*

------------------------
    * Incorporated by reference.

                             Exhibit Index - Page 1

Exhibit No.                                Exhibit
-----------                                -------

   (h)(i) Administrative Agreement, including addendum, between FMI Provident Trust Strategy Fund (formerly FMI AAM Palm Beach Total Return Fund) and Fiduciary Management, Inc. *

 (h)(ii) Administrative Agreement, including addendum, between FMI Winslow Growth Fund and Fiduciary Management, Inc. *

 (h)(iii) Administrative Agreement, including addendum, between FMI Woodland Small Capitalization Value Fund and Fiduciary Management, Inc. *

  (h)(iv) Administrative Agreement, including addendum, between FMI Sasco Contrarian Value Fund and Fiduciary Management, Inc. *

   (h)(v) Administrative Agreement, including addendum, between FMI Knappenberger Bayer Emerging Growth Fund and Fiduciary Management, Inc. *

      (i)    Opinion of Foley & Lardner, Counsel for Registrant.

      (j)    Consent of PricewaterhouseCoopers LLP.

      (k)    None.

      (l)    Subscription Agreement.*

   (m)(i)    Amended and Restated Servicing and Distribution Plan of the
             Registrant.*

  (m)(ii)    Servicing and Distribution Agreement.*

      (n)    None.

      (o)    None.

   (p)(i)    Code of Ethics of the Registrant.

  (p)(ii)    Code of Ethics of Fiduciary Management, Inc.

 (p)(iii)    Code of Ethics of Provident Trust Company.

  (p)(iv)    Code of Ethics of Winslow Capital Management, Inc. *

   (p)(v)    Code of Ethics of Woodland Partners LLC.*

  (p)(vi)    Code of Ethics of Sasco Capital, Inc.*

 (p)(vii)    Code of Ethics of KB Growth Advisors LLC.*

------------------------
    * Incorporated by reference.


                             Exhibit Index - Page 2